UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party Other than the Registrant / /

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-2.



Twin Disc, Incorporated
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11


(1) Title of each class of securities to which transaction applies:
______________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________

(5) Total fee paid:
______________________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as proved by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:
______________________________________________________________________________

(3) Filing Party:
______________________________________________________________________________

(4) Date Filed:
______________________________________________________________________________

                           TWIN DISC, INCORPORATED
                  1328 Racine Street, Racine, Wisconsin 53403

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 15, 2004

NOTICE IS HEREBY GIVEN TO THE
     SHAREHOLDERS OF TWIN DISC, INCORPORATED

     The Annual Meeting of Shareholders of Twin Disc, Incorporated, a Wisconsin corporation, will be held at 2 P.M. (Central Daylight Time) on Friday, October 15, 2004, at the Corporate Offices, 1328 Racine Street, Racine, Wisconsin for the following purposes:

     1. Election of three Directors to serve until the Annual Meeting in 2007.

     2. Approval of the Twin Disc, Incorporated, 2004 Stock Incentive Plan.

     3. Approval of the 2004 Stock Incentive Plan for Non-Employee Directors.

     4. To transact any other business that may properly come before the meeting.

     Only holders of record of shares of common stock of the Corporation at the close of business on August 27, 2004, shall be entitled to vote at the meeting.

     A proxy appointment and proxy statement are enclosed herewith. The proxy appointment shows the form in which your shares are registered. Your signature should be in the same form.

                                                FRED H. TIMM
                                                Secretary
September 15, 2004

     IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN YOUR PROXY APPOINTMENT IN THE ENCLOSED ENVELOPE BEFORE THE DEADLINE STATED IN THE PROXY STATEMENT. IF YOUR PROXY APPOINTMENT IS NOT RECEIVED BY THE SECRETARY BEFORE THAT DEADLINE, IT WILL BE RULED INVALID. SHOULD YOU FIND IT CONVENIENT TO ATTEND THE MEETING PERSONALLY, AND DESIRE TO VOTE IN PERSON,
YOU MAY REQUEST BEFORE ANY VOTE THAT YOUR PROXY APPOINTMENT BE RETURNED TO
YOU IN ORDER THAT YOU MAY VOTE IN PERSON.

YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY APPOINTMENT
IMMEDIATELY.

                             2004 Proxy Statement
                           TWIN DISC, INCORPORATED
                              September 15, 2004

DATE, TIME AND PLACE OF MEETING

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Corporation of proxies for use at the Annual Meeting of Shareholders to be held at 2 P.M. (Central Daylight Time), at the Corporate Offices, 1328 Racine Street, Racine, Wisconsin on Friday, October 15, 2004, or any adjournment thereof. Holders of common stock of record at the close of business on the 27th day of August 2004, are entitled to vote at the meeting and each shareholder shall have one vote for each share of common stock registered in the shareholder's name. Shares represented by a signed proxy appointment will be voted in the manner specified in the form of proxy or, if no specification is made, in favor of each of the propositions mentioned therein. The presence of a majority of the outstanding shares of common stock of the Corporation, either in person or represented by a signed proxy appointment, will constitute a quorum at the meeting. The Corporation intends to mail this statement to shareholders on or about September 15, 2004.

     The enclosed proxy appointment form must be signed and delivered to the Secretary either in person, by mail, or by messenger. Appointment forms transmitted by facsimile, telex, telegram, or electronic means will not be accepted. Furthermore, appointment forms must be received by the Secretary not less than 48 hours prior to the date of the meeting. PROXY APPOINTMENT FORMS NOT MEETING THE ABOVE REQUIREMENTS WILL BE RULED INVALID.

     The proxy appointment form must be signed in handwriting. The signature must be sufficiently legible to allow the inspector to distinguish it as representing the name of the registered shareholder, or must be accompanied by a rubber stamp facsimile or hand-printed name, including the shareholder's surname and either the shareholder's first or middle name as represented on the corporate records, and any titles, offices or words indicating agency which appear in the Corporate records.

     The person giving the proxy may revoke it before it is exercised, either in person, by mail, or by messenger, by submitting a later dated proxy appointment form to the Secretary at least forty-eight (48) hours prior to the date of the meeting. The person giving the proxy may also revoke it by openly stating the revocation at the meeting, by voting at the meeting in person, or by delivering a signed written statement revoking the proxy to the Secretary prior to the date of the meeting. Appointment forms or revocations transmitted by facsimile, telex, telegram, or electronic means will not be accepted. ANY ATTEMPTED REVOCATIONS NOT MEETING THE ABOVE REQUIREMENTS WILL BE RULED INVALID.

     The record date with respect to this solicitation is August 27, 2004.
On August 27, 2004, there were outstanding 2,867,342 shares of common stock of the Corporation entitled to vote at the Annual Meeting. There also are 200,000 shares of no-par preferred stock authorized, of which 50,000 shares have been designated Series A Junior Preferred Stock, but none are outstanding.

SHAREHOLDER PROPOSALS FOR 2005

     If a shareholder wishes to present a proposal for consideration for inclusion in the Notice of the Meeting and Proxy Statement for the 2005 Annual Meeting, the proposal must be received at the Corporation's principal executive offices no later than May 18, 2005. Shareholder proposals received later than August 2, 2005 will be considered untimely, and will not be considered at the Corporation's 2005 Annual Meeting.


PERSONS MAKING THE SOLICITATION

     The proxy is being solicited by the Corporation's Board of Directors and will be voted in favor of the Directors' recommendations on each and all matters properly brought before the meeting, unless the undersigned shareholder specifically instructs the holder or holders of the proxy to the contrary.

VOTES REQUIRED FOR APPROVAL OR ELECTION AND HOW VOTES WILL BE COUNTED

     With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of a majority of the votes cast at the annual meeting (assuming a quorum is present) shall be required for the election of directors.

     With respect to the approval of the Twin Disc, Incorporated, 2004 Stock Incentive Plan and the 2004 Stock Incentive Plan for Non-Employee Directors, votes may be cast in favor or against, or shareholders may abstain from voting. The affirmative vote of the majority of votes cast at the annual meeting assuming a quorum is present) shall be required for the approval of each of the plans.

     Abstentions may be specified on all proposals submitted to shareholders, other than for the election of directors. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but shall not be counted as voted shares for purposes of the meeting.

     In certain instances, brokers who hold shares in street name for customers may have authority to vote on certain items when they have not received instructions from the beneficial owners of the shares. With respect to routine matters, including the election of directors, brokers may vote their shares without specific instructions from the beneficial owners. However, under the rules of the New York Stock Exchange, brokers who hold shares in street name are not permitted to vote on certain non-routine matters, including the adoption of stock-based compensation plans, without specific instructions from the beneficial owners of the shares. A "broker non-vote" occurs on an item submitted for shareholder approval when the broker does not have the authority to vote on the item in the absence of instructions from the beneficial owner. Such "broker non-votes" will be counted for purposes of determining the presence or absence of a quorum.

            PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

PRINCIPAL SHAREHOLDERS

     Based upon the records of the Corporation and filings with the Securities and Exchange Commission as of July 31, 2004, the following table sets forth the persons or group of persons having beneficial ownership (as defined by the
Securities and Exchange Commission) of more than 5% of the issued and outstanding common stock of the Corporation.
                                           Nature of
                                           Beneficial      Amount   Percent of
Name                      Address          Ownership       Owned      Class
- - - - - - - - - -   - - - - - - - -    - - - - - -     - - - -   - - - - -
Michael E. Batten    3419 Michigan Blvd. Power to vote    538,431<F1>  18.%
                     Racine, WI          Beneficial       131,913<F2>  4.6%

Shufro Rose          745 Fifth Ave.      Power to vote &  160,500      5.6%
 & Co. LLC           New York, NY        Dispose of stock

Dimensional Fund     1299 Ocean Ave.     Power to vote &  158,800      5.5%
  Advisors           Santa Monica, CA    dispose of stock

<F1> Held as trustee under various trusts.
<F2> Includes 2,600 shares owned by the wife of Michael E. Batten and 51,200 subject to currently exercisable stock options.

DIRECTORS AND EXECUTIVE OFFICERS

     Based upon the records of the Corporation and filings with the Securities and Exchange Commission as of July 31, 2004, the following table sets forth the number of shares of common stock of the Corporation beneficially owned by each of the Directors of the Corporation, each of the executive officers named in the Summary Compensation Table and the number of shares beneficially owned by all Directors and executive officers of the Corporation as a group.

                                 Amount and Nature
      Name of                      of Beneficial                 Percent of
  Beneficial Owner                 Ownership <F4>                    Class
 - - - - - - - - -               - - - - - - - - -               - - - - - -
Michael E. Batten                670,344 <F5>                        23.4%

Michael H. Joyce                  41,128 <F6>                         1.4%

Christopher J. Eperjesy		  18,757 <F7>                         *<F3>

James E. Feiertag                 11,356 <F6>                         *<F3>

H. Claude Fabry                    8,900 <F6>                         *<F3>

John H. Batten                     1,095 <F6>                         *<F3>

John A. Mellowes                   5,500 <F6>                         *<F3>

Paul J. Powers                     8,800 <F6>                         *<F3>

David B. Rayburn                   3,600 <F6>                         *<F3>

David L. Swift                     6,500 <F6>                         *<F3>

George E. Wardeberg                5,400 <F6>                         *<F3>

David R. Zimmer                    7,919 <F6>                         *<F3>

Harold M. Stratton II		     600 <F6>                         *<F3>

All Directors and
Executive Officers
as a group (14 persons)          798,333 <F6>                         27.8%

<FN3> * Denotes ownership of less than one percent of shares outstanding.

<F4> Shares listed include any shares owned by a spouse, minor children and immediate relatives who share the same household as a Director or officer. Inclusion of any such shares is not to be considered an admission of beneficial ownership.

<F5> Includes 2,600 shares held by Mr. Batten's wife, 538,431 shares held by him as trustee under various family trusts, and 51,200 shares subject to presently exercisable stock options.

<F6> Shares subject to currently exercisable stock options included in the above are as follows: Mr. Powers 8,800, Mr. Joyce 35,500,
Mr. Rayburn 3,600, Mr. Swift 6,500, Mr. Zimmer 6,500, Mr. Fabry 8,900,
Mr. Feiertag 9,500, Mr. Mellowes 5,000, Mr. Wardeberg 5,200,Mr. J.Batten 600, Mr. Stratton 600 and all Directors and executive officers as a group 149,600.

<F7> Includes restricted stock grants of 2,500 shares with vesting in fiscal
2006 and 16,000 shares with 50% vesting in fiscal 2006 and 50% vesting in fiscal 2008.

                            ELECTION OF DIRECTORS

     Three directors are to be elected for a term to expire at the annual meeting following the fiscal year ended June 30, 2007. Shares of common stock represented by properly executed proxy appointments in the accompanying form will be voted for the nominees listed for the term indicated unless authority to do so is withheld.

     The nominees for the Board of Directors and the Directors whose terms will continue and the class to which he has been or is to be elected are as set forth below. Each nominee and each Director, except for John H. Batten and Harold M. Stratton II, was elected to his present term of office by a vote of shareholders at a meeting for which proxies were solicited. John H. Batten is the son of Michael E. Batten.

                                                                   Served as
                             Principal Occupation                   Director
Name of Director             and other Public                     Continuously
and Current Age              Company Directorships                   Since
 - - - - - - - - -           - - - - - - - - - - -                - - - - - -
NOMINEES FOR DIRECTORS FOR TERMS TO EXPIRE IN 2007:

John H. Batten . . . . . . . Vice President and General Manager-  December 2002
  Age 39                     Marine & Propulsion since October
                             2001; formerly Commercial Manager
                             Marine Propulsion
                             Twin Disc, Incorporated

John A. Mellowes . . . . . . Chairman and                         October 1999
   Age 66                    Chief Executive Officer,
                             Charter Manufacturing Co.,
                             Mequon, Wisconsin
                             (A privately held producer of bar,
                             rod wire and wire parts)
                             Also Director,
                             Marshall & Ilsley Corporation

Harold M. Stratton II. . . . Chairman and Chief Executive Officer, July 2004
   Age 55                    Strattec Security Corporation,
                             Milwaukee, Wisconsin
                             (A leading manufacturer of mechanical
                             locks, electromechanical locks and
                             and related security/access control
                             products for global automotive
                             manufacturers)

DIRECTORS WHOSE TERMS EXPIRE IN 2006:

Michael H. Joyce . . . . . . President and                        October 1991
   Age 63                    Chief Operating Officer,
                             Twin Disc, Incorporated
                             Also Director,
                             Woodward Governor Company and
                             Oil Gear Company

David B. Rayburn . . . . . . President and                        July 2000
   Age 56                    Chief Executive Officer,
                             Modine Manufacturing Company,
                             Racine, Wisconsin
                             (A manufacturer of heat
                             exchange equipment)

George E. Wardeberg . . . .  Retired Vice Chairman,                July 1997
   Age 69                    Wisconsin Energy Corporation
                             Milwaukee, Wisconsin
                             (A holding company with subsidiaries in
                             utility and non-utility businesses)
                             Also Director,
                             Marshall & Ilsley Corporation,
                             Wisconsin Energy Corporation


DIRECTORS WHOSE TERMS EXPIRE IN 2005:

Michael E. Batten . . . . .  Chairman and Chief Executive Officer, May 1974
   Age 64                    Twin Disc, Incorporated
                             Also Director,
                             Briggs & Stratton Corporation,
                             Sensient Technologies Corporation

David L. Swift . . . . . . . Former Chairman, President and        July 1995
   Age 67                    Chief Executive Officer,
                             Acme-Cleveland Corporation,
                             Pepper Pike, Ohio
                             (A manufacturer of diversified
                             industrial products)
                             Also Director,
                             Cuno Incorporated

David R. Zimmer. . . . . . . Former Chief Executive Officer,       July 1995
   Age 58                    Twitchell Corporation,
                             Dothan, AL
                             (A privately held manufacturer
                             and marketer of highly engineered,
                             synthetic yarns, fabrics, extrusions,
                             and coatings)
                             Also Director,
                             Detrex Corporation

                         CORPORATE GOVERNANCE

     The Company's business is conducted under the direction of the Board of Directors, pursuant to the laws of the State of Wisconsin and our Restated By-laws. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and Chief Executive Officer, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The Company reviewed its corporate governance policies and practices, particularly in light of the Sarbanes-Oxley Act of 2002 and rule changes made or proposed by the Securities and Exchange Commission and NYSE. We believe that our current policies and practices meet the requirements. Our updated corporate governance policies, including updated charters for committees of the Board, are or will be made available to our shareholders on our website, www.twindisc.com, and/or through appropriate mailings.

BOARD INDEPENDENCE
     The Company requires, as set forth in its Guidelines for Corporate Governance, that a majority of the Board members be independent outside directors. However, the Company is not opposed to having members of the Company's management, including the CEO, serve as directors. "Independent Director," as used here, means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. At a minimum, to qualify as "independent," a director must so qualify under governing rules, regulations and standards, including those issued by the SEC and the NYSE. The Nominating and Governance Committee shall assess independence on an ongoing basis, and each director is responsible for bringing to the attention of the Nominating and Governance Committee any changes to his or her status that may affect independence. In addition, the directors shall complete, on at least an annual basis, a questionnaire prepared by the Company that is designed to elicit information that relates to the independence assessment. A majority of the Company's current directors are Independent Directors.

     The Board has determined that the following directors are independent within the meaning of the SEC regulations, the listing standards of NYSE and the Company's Guidelines on Corporate Governance: Messrs. Mellowes, Powers, Rayburn, Stratton, Swift, Wardeberg and Zimmer.

GUIDELINES FOR BUSINESS CONDUCT AND ETHICS
    Our Guidelines for Business Conduct and Ethics (our "Guidelines") summarize the compliance and ethical standards and expectations we have for all our employees, officers and directors with respect to their conduct in furtherance of Company business. It contains procedures for reporting suspected violations of the Guidelines, including procedures for the reporting of questionable accounting or auditing matters, or other concerns regarding accounting, internal accounting controls or auditing matters. These materials are also available in print to any shareholder upon request. If we make any substantive amendment to the Guidelines, we will disclose the nature of such amendment on our website or in a current report on Form 8-K. In addition, if a waiver from the Guidelines is granted to an executive officer or director, we will disclose the nature of such waiver on our website at www.twindisc.com, in a press release, or in a current report on Form 8-K.

                        DIRECTOR COMMITTEES AND ATTENDANCE

BOARD OF DIRECTORS MEETINGS AND ATTENDANCE
     The Corporation's Board of Directors met 6 times during the year ended June 30, 2004. There were two absences from these meetings.

DIRECTORS COMMITTEE MEETINGS AND ATTENDANCE
     The Compensation and Audit Committees each met 4 times during the year. The Nominating and Governance Committee met once during the year. The Pension and Finance Committees met 2 and 1 time, respectively, during the year. Each Director attended at least 75% of the meetings requiring his attendance.

DIRECTOR COMMITTEE FUNCTIONS
Audit Committee
     The Company has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The charter of the Audit Committee is attached in Appendix A and is available on the Company's website, www.twindisc.com. The Board most recently revised its Audit Committee charter on April 16, 2004.

     In October of each year, the Board selects the members of the Audit Committee. All of the members of the Audit Committee are independent within the meaning of the SEC regulations, the listing standards of NYSE and the Company's Guideline on Corporate Governance. No member is qualified as an audit committee financial expert within the meaning of the SEC regulations or the NYSE. The collective expertise of the Audit Committee is believed to be sufficient to carry out the duties of the Audit Committee.

     As set forth in the charter, the Audit Committee's purpose is to assist the Board of Directors in monitoring the:

     - Integrity of the Company's financial statements;
     - Independent auditor's qualifications and independence;
     - Performance of the Company's internal audit function and the independent auditors; and
     - Company's compliance with legal and regulatory requirements.

     In carrying out these responsibilities, the Audit Committee, among other things:

     - Appoints the independent auditor for the purpose of preparing and issuing an audit report and to perform related work, and discusses with the independent auditor appropriate staffing and compensation;
     - Retains, to the extent it deems necessary or appropriate, independent legal, accounting or other advisors;
     - Oversees management's implementation of systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and reviews the activities and recommendations of the Company's internal auditing program;
     - Monitors the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;
     - Determines whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and
     - Annually reviews management's programs to monitor compliance with the Company's Guideline on Business Ethics.

Finance Committee
     The Finance Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its oversight responsibilities for considering management's proposed financial policies and actions, and making appropriate recommendations to the Board regarding: Debt and capital structure, acquisitions, capital budgets, dividend policy and other financial and risk management matters.

Nominating and Governance Committee
     The Nominating and Governance Committee recommends nominees for the Board to the Board of Directors. The Committee will consider nominees recommended by shareholders in writing to the Secretary. In addition, the Committee develops and recommends to the Board a set of effective corporate governance policies and procedures applicable to the Company; and reviews proposed changes in corporate structure and governance, committee structure and function, and meeting schedules, making recommendations to the Board as appropriate. The charter of the Nominating and Governance Committee is available on the Company's website, www.twindisc.com.

     In October of each year, the Board selects members of the Nominating and Governance Committee for the coming year. The independence of the Committee is in compliance with SEC regulations, the listing standards of the New York Stock Exchange and the Company's Guideline for Corporate Governance.
Selection of Nominees for the Board
The Nominating and Governance Committee shall identify candidates for director nominees in consultation with the Chief Executive Officer and Chairman of the Board, through the use of search firms or other advisers or through such other methods as the Committee deems to be helpful to identify candidates, including the processes identified herein. The Committee will also consider director candidates recommended by stockholders. The procedures for recommendation of nominees by stockholders is available on the Company's web site, www.twindisc.com.

     Once candidates have been identified, the Committee shall confirm that the candidates meet all of the minimum qualifications for director nominees set forth below. The Committee may gather information about the candidates through interviews, background checks, or any other means that the Committee deems to be helpful in the evaluation process. The Committee shall then meet as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board.

Stockholders, in submitting recommendations to the Committee for director candidates, shall follow the following procedures:

     a. The Committee must receive any such recommendation for nomination by a date not later than the 80th calendar day before the date of the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting.

     b. Such recommendation for nomination shall be in writing and shall include the following information:
         i. Name of the Stockholder, whether an entity or an individual, making the recommendation;
         ii. A written statement disclosing such stockholder's beneficial ownership of the Corporation's securities;
         iii. Name of the individual recommended for consideration as a director nominee;
         iv. A written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;
         v. A written statement from the stockholder making the recommendation stating how the recommended candidate meets the independence requirements established by the SEC and the NYSE;
         vi. A written statement disclosing the recommended candidate's beneficial ownership of the Corporation's securities; and
         vii. A written statement disclosing relationships between the recommended candidate and the Corporation which may constitute a conflict of interest.

     c. Nominations may be sent to the attention of the Committee via the method listed below:
         U.S. Mail or Expedited Delivery Service:
         Twin Disc, Incorporated
         1328 Racine Street
         Racine, WI 53403
         Attn: Nominating and Governance Committee
         c/o Secretary of Twin Disc, Incorporated


     Once candidates have been identified, the Committee shall confirm that the candidates meet all of the minimum qualifications for director nominees set forth below. The Committee may gather information about the candidates through interviews, background checks, or any other means that the Committee deems to be helpful in the evaluation process. The Committee shall then meet as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. There shall be no difference in the manner by which the Committee evaluates director nominees, whether nominated by the Board or by a nominating stockholder.

     The Corporation evaluates each individual candidate in the context of the overall composition and needs of the Board, with the objective of recommending a group that can best manage the business and affairs of the Corporation and represent Stockholder interests using its diversity of experience. A director must have substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Corporation. A director must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her judgment as a member of the Board or of a Board committee, this shall not preclude an otherwise qualified employee of the Corporation from serving as a director, as long as the majority of directors satisfy the independence requirements of the Regulatory Bodies. Each director will be expected to review and agree to adhere to the Corporation's Guidelines for Business Conduct and Ethics, as in effect from time to time. The Committee will consider these and other qualifications, skills and attributes when recommending candidates for the Board's selection as nominees for the Board and as candidates for appointment to the Board's committees.

     There is one director who is not an executive officer who is standing for election for the first time at the upcoming annual meeting. Harold M. Stratton II was appointed to the Board on July 30, 2004, in anticipation of the resignation of director Paul J. Powers. Mr. Stratton was recommended to serve on the Board by the Chief Executive Officer of the Company in consultation with the Nominating and Governance Committee.

Compensation Committee
     The primary purpose of the Compensation Committee is: (i) to assist the Board in discharging its responsibilities in respect to the compensation of the Company's executive officers; and (ii) to produce an annual report for inclusion in the Company's proxy statement on executive compensation. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of compensation policies of the Company.

Pension Committee
     The Pension Committee reviews and recommends to the Board for approval the pension funds professional advisors and auditors. The Committee annually reviews actuarial assumptions, actuarial valuations, investment performance, funding policies and investment policies.

Committee Membership
     The Directors' committees are currently comprised of the following Directors; the Chairman of the Committee is listed first:
                                                                Nominating
                                                                   and
Audit       Finance       Pension        Compensation           Governance
- - -       - - - -       - - - -        - - - - - - -       - - - - - - - - -
Zimmer      Mellowes      Wardeberg      Swift               Powers
Powers      Powers        Mellowes       Mellowes            Rayburn
Rayburn     Swift         Rayburn        Wardeberg           Zimmer
Wardeberg   Zimmer        Swift
                          Joyce

ATTENDANCE AT ANNUAL MEETINGT
     The Company does not have a formal policy that its directors attend the Annual Meeting of Shareholders because it expects them to do so and because the Company's directors historically have attended these meetings. All of the members of the Board of Directors attended last year's annual meeting. The Board of Directors conducts its annual meeting directly before the Annual Meeting of Shareholders at the Company's headquarters.

Stockholder Communication with the Board
     The Board provides to every stockholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for stockholder communication ("Stockholder Communication") as follows:

     1. Stockholder Communication to Entire Board. For Stockholder Communication directed to the Board as a whole, stockholders may send such communication to the attention of the Chairman of the Board via the method listed below:
          U.S. Mail or Expedited Delivery Service:
          Twin Disc, Incorporated
          1328 Racine Street
          Racine, WI 53403
          Attn: Chairman of the Board of Directors

     2. Stockholder Communication to Individual Director. For Stockholder Communication directed to an individual director in his or her capacity as a member of the Board, stockholders may send such communication to the attention of the individual director via the method listed below:
          U.S. Mail or Expedited Delivery Service:
          Twin Disc, Incorporated
          1328 Racine Street
          Racine, WI 53403
          Attn: [Name of Individual Director]

     The Corporation will forward by U.S. mail any such Stockholder Communication to each director, and the Chairman of the Board in his or her capacity as a representative of the Board, to whom such Stockholder Communication is addressed to the address specified by each such director and the Chairman of the Board.

     Communications from an officer or director of the Corporation and proposals submitted by stockholders to be included in the Corporation's definitive proxy statement, pursuant to Rule 14a-8 of the Exchange Act of 1934, (and related communications) will not be viewed as a Stockholder Communication. Communications from an employee or agent of the Corporation will be viewed as Stockholder Communication only if such communications are made solely in such employee's or agent's capacity as a stockholder.

     From time to time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to the Company's website, www.twindisc.com, for any changes to this process.


COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation received by the Corporation's Chief Executive Officer and the 4 most highly paid executive officers for the 3 fiscal years ended June 30, 2004, 2003, and 2002, respectively.

                           SUMMARY COMPENSATION TABLE

                              Annual               Long-Term
                           Compensation           Compensation
                           - - - - - - -        - - - - - - - - -
                                                           Restricted
Name and                                       Stock       Stock      All Other
Principal Position   Year   Salary    Bonus     Options    Grants   Compensation
                                     <F8>       <F10>      <F11>       <F9>
- - - - - - - - -    - -    - - - -   - - - -   - - - -   - - - -  - - - - - - -

S>
Michael E. Batten    2004  $358,539   $   -         -      $   -      $70,025
 Chairman and        2003   393,309       -         -          -       23,957
  Chief Executive    2002   376,792    172,429    8,000        -       89,645
  Officer

Michael H. Joyce     2004  $276,439   $   -         -      $   -      $40,105
  President and      2003   295,802       -       4,000        -       13,674
  Chief Operating    2002   282,074    106,873    4,000        -       50,679
  Officer

James E. Feiertag    2004  $222,167   $   -         -      $   -      $41,377
  Executive Vice     2003   229,198       -       3,000        -       40,862
  President          2002   216,451     63,310    4,000        -        8,452

Christopher J.       2004  $185,077   $   -         -      $ 269,600  $22,281
  Eperjesy
  Vice President     2003   132,969       -       2,500       31,750    3,427
  Finance/Treasurer  2002     -           -         -          -         -

H.Claude Fabry       2004  $156,137   $   -         -      $   -      $16,114
 Vice President      2003   142,920       -       2,000        -       12,618
 Global Distribution 2002   123,684     29,726    2,000        -       10,584


<F8> Represents annual incentive bonuses determined by the Board of Directors.
See "Board Compensation Committee Report on Executive Compensation-Annual
Incentives". Bonuses represent amounts earned during the fiscal year and are paid in the subsequent fiscal year.

<F9> Amounts are comprised of Corporation's 401(k) matching contributions and Corporation paid life insurance. Mr. Fabry's other compensation is primarily automobile leasing costs.

<F10> There were no stock options granted in fiscal 2004.

<F11> At June 30, 2004 Mr. Eperjesy had 18,500 restricted stock grants valued at
$451,400 based on the closing stock price as of June 30,2004. The restricted stock vests as follows: 10,500 in fiscal 2006 and 8,000 in fiscal 2008.
Dividends are paid on the restricted stock.

                         AGGREGATED OPTION EXERCISES IN
                  LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information on option exercises in fiscal
2004 by the named executive officers and the value of such officers' unexercised options at June 30, 2004.

                                 Total Number             Total Value
                                of Unexercised           of Unexercised,
                                 Options Held          In the Money Options
             Shares    Value   at Fiscal Year End     Held at Fiscal Year End
          Acquired on  Real    Exer       Unexer      Exer         Unexer
Name       Exercise    ized    cisable    cisable     cisable      cisable

M. Batten         0      N/A     51,200       0       $234,843       $ 0
M. Joyce          0      N/A     35,500       0        139,938         0
H. Fabry          0      N/A      8,900       0         60,700         0
J. Feiertag       0      N/A      9,500       0         86,888         0
C. Eperjesy    2,500  $10,450        0        0           0            0


Retirement Income Plan
     The Twin Disc, Inc., Retirement Plan for Salaried Employees provides non-contributory benefits based upon both years of service and the employees' highest consecutive 5-year average annual compensation during the last 10 calendar years of service. As of December 31, 1996, the then-current accrued benefits under the plan were frozen and the plan was amended to provide for future accruals under a cash-balance formula, as described below.


AVERAGE HIGH                NON CONTRIBUTORY PENSION BASED ON
5 YEAR ANNUAL                    YEARS OF CREDIT SERVICE
COMPENSATION     10 YEARS     20 YEARS      25 YEARS     30 YEARS     40 YEARS
$ 50,000         $ 9,305      $16,939       $18,536       $20,170     $23,457
  75,000          14,505       26,503        29,172        31,767      36,782
 100,000          19,705       36,068        39,809        43,364      50,107
 150,000          30,105       55,196        61,082        66,559      76,756

     The values reflected in the table represent the application of the Plan formula to the appropriate amounts of compensation and years of service.
Benefits payable under the Plan, however, must be in compliance with the Applicable guidelines or maximum prescribed in the Internal Revenue Code and in the Employee Retirement Income Security Act of 1974 (ERISA), as currently stated or as adjusted from time to time. As of December 31, 1996, the credited years of service for each of the Corporation's executive officers named in the Summary Compensation Table is as follows: Mr. Batten 27 years and Mr. Joyce 6 years. Mr. Feiertag, Mr. Eperjesy and Mr. Fabry are not eligible for an accrued benefit under the Plan based on pre-January 1, 1997, service.

     Effective January 1, 1997, the Plan was amended to add a cash balance formula for post January 1, 1997, accruals. Benefits under the Plan are generally equal to the sum of the benefits as frozen on December 31, 1996, plus benefits that accumulate under the cash balance formula beginning on January
1, 1997. Benefits under the cash balance formula are generally stated as a lump sum amount, but may be distributed as a lump sum or an annuity. Accruals under the cash balance formula are based on a percentage of compensation, from 4.5% to 6.5% based on years of service, with interest credits at the thirty-year
U.S. Treasury Bond rate, or other such rate mandated by the IRS in substitution of the 30 year Treasury rate, with a minimum guaranty of 3%. To record these pay credits and interest credits, a hypothetical account balance is maintained for each participant. The hypothetical account balance for each named executive as of June 30, 2004, is as follows: Mr. Batten $106,492; Mr. Joyce $81,444;
Mr. Eperjesy $14,281; and Mr. Feiertag $34,399. If the named executives Continue in their respective positions and retire at the normal retirement age of 65, their estimated annual pension amount under cash balance portion of the Plan would be: Mr. Batten $11,116; Mr. Joyce $8,330; Mr. Eperjesy $45,117; and Mr. Feiertag $25,216.

Supplemental Retirement Benefit Plan
     A supplemental retirement plan is extended to qualified management. For those who were participants in the plan before January 1, 1998 (including Messrs. Batten and Joyce), the supplemental retirement benefit is calculated as an annual benefit approximating 50% of the highest rate of pay attained during a specified period, minus amounts accrued under the Company's qualified defined benefit plan. The plan also preserved the level of benefits that had accrued prior to 1998. For those who became participants in the plan on or after January 1, 1998 (including Mr. Feiertag and Mr. Eperjesy), the supplemental retirement benefit is calculated as the additional benefit that the participant would have received at retirement under the Company's qualified defined benefit plan but for the limitation on compensation that is used in determining benefits under the defined benefit plan. The benefit is payable in the form of a single life annuity, contingent annuity, 10-year temporary annuity, a single lump sum payment, or two payments. The contingent annuity provides payments to continue to the surviving spouse at a rate equal to 50% of the rate previously paid to the participant. In the event of the death of a plan participant after attaining a retirement age but prior to retirement, the surviving spouse will receive a lump sum benefit. As of June 30, 2004, the annual benefit accrued for each named executive at his respective normal retirement date is as follows: Mr. Batten, $141,433; Mr. Joyce, $107,339;
Mr. Eperjesy, $60,658; and Mr. Feiertag $25,493. Mr. Fabry is not a Participant in the supplemental retirement plan.

Retention and Non-Compete Agreement
     During fiscal 2003, Mr. Joyce and the Company entered into a Retention and Non-Compete Agreement. Under the agreement, Mr. Joyce agrees to continue as President and Chief Operating Officer until age 65 or earlier with consent of the Chief Executive Officer. In consideration for the above, Twin Disc, Incorporated will pay Mr. Joyce a retention bonus of $300,000 upon his attaining the age of 65. The entire bonus is payable in the event of an involuntary termination and a pro-rated retention bonus is payable in the event of early voluntary termination. In addition, Mr. Joyce has agreed to a three-year non-disclosure and non-compete agreement.

Compensation of Directors
     Outside Directors of the Corporation (non-corporation employees) are paid an annual retainer of $10,000. In addition, outside Directors receive a $1,500 fee for each board meeting and each committee meeting attended and $3,000 per year for serving as a committee chairman. Directors who are officers do not receive any fees in addition to their remuneration as officers.

     Outside Directors (non-Corporation employees) are eligible to participate in the 1988 Non-Qualified Stock Option Plan for Officers, Key Employees and Directors and the 1998 Stock Option Plan for Non-Employee Directors. Under the 1998 Plan, each outside Director receives 1,000 options upon election or re-election at an annual meeting and 600 options if appointed to the Board between annual meetings.

     Outside Directors (non-Corporation employees) who reach the age of 68 or who retire from full-time employment may be required to retire from the Board of Directors effective as of the completion of their current term. Retired outside directors are entitled to an annual retirement benefit equal to the sum of:

     a) The annual retainer at the time of retirement.
     b) 6 monthly fees for Director Meetings at the rate prevailing at the time of retirement.

The benefit is payable for a term equal to the Director's years of service or life, whichever is shorter.

Employment Contracts and Change in Control Arrangements
     The Corporation has entered into agreements with certain of its key executives, including Messrs. Batten, Joyce, Eperjesy and Feiertag. The agreements provide for severance benefits to be paid to the executive following a change in control of the Corporation (as defined in those agreements) and a termination (as defined in those agreements) of the employment of the executive. Upon the occurrence of the events, as specified in the agreements, which would entitle the executive to the payment of severance benefits, the maximum contingent liability of the Corporation for the payment of such severance benefits would be approximately $2,933,000. Severance benefits for an executive officer would generally consist of the sum of the executive's highest annual base salary between the change in control and the date of termination plus the executive's most recent annual bonus times the lesser of 1.50 (2.75 for Messrs. Batten and Joyce) or the number of whole and fractional years between the termination date and his normal retirement date. In addition, the executive would be entitled to the cash value of any shares of common stock subject to unexercised stock options held by the executive and a continuance of fringe benefits for 24 months following termination. The agreements are specifically designed to assure that benefits will not exceed the limitations and provisions of Sec. 280(g) of the Internal Revenue Code.

     Mr. Eperjesy has also entered into restricted stock grant agreements with the Company that have certain change in control provisions. Specifically, if a change in control (as defined in the grant agreement) occurs and the employee thereafter terminates employment, all shares granted under the agreement shall become freely transferable and non-forfeitable.



                        Board Compensation Committee Report
                            on Executive Compensation

Compensation Philosophy
     The Corporation's primary business objective is to grow shareholder value on a sustainable basis over the long term. To accomplish this objective, the Corporation has developed a comprehensive business strategy that emphasizes generating long-term positive cash flow and achieving earnings in excess of its cost of capital; maintaining leadership or becoming the leader in its markets; and providing products of the highest quality.

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of three independent directors, none of whom has interlocking or other relationships which might be considered conflicts of interest. The Committee establishes compensation programs which are designed to foster the Corporation's business objectives. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of compensation policies.

     Committee members believe that the compensation program should target compensation levels at rates that are reflective of current market practices. Offering market-comparable pay opportunities allows the Corporation to maintain a stable, successful management team.

     Competitive market data is provided by an independent compensation consultant. The data provided compares the Corporation's compensation practices to a group of comparative companies. The Corporation's market for compensation comparison purposes is comprised of a group of companies that have national and international business operations and similar sales volumes, market capitalizations, employment levels, and lines of business. In establishing a comparative group for compensation purposes, the Committee exercises its judgment and makes its decision after considering the factors it deem relevant.

     The companies chosen for the comparative group used for compensation purposes are not necessarily the same companies which comprise the peer group index in the Performance Graph included in this proxy statement. The Committee believes that the Corporation's most direct competitors for executive talent include many companies in geographical areas in which the Corporation operates as well as many of the companies that are included in the peer group established for comparing shareholders returns.

     The key elements of the Corporation's executive compensation are base salary, annual incentives, long-term compensation, and benefits. These key elements are addressed separately below. In determining compensation, the Committee considers all elements of an executive's total compensation package, including severance plans, insurance, and other benefits, with the objective of being competitive but not trend setting.

Base Salaries
     The Committee regularly reviews each executive's base salary. Base salary ranges are targeted at market levels, based upon the Committee's analysis of marketplace practices. Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices.

     Base salaries offer stability to executives and allow the Corporation to attract competent executive talent and maintain an effective management team. They also allow executives to be rewarded for individual performance based on the Corporation's evaluation process which encourages the development of executives. Pay for individual performance rewards executives for achieving goals which may not be immediately evident in common financial measurement.

     Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Corporation. When evaluating individual performance, the Committee considers the executive's effort in promoting Corporate values; improving product quality; developing relationships with customers, suppliers, and employees; demonstrating leadership abilities among coworkers; and other goals. Generally, executive salaries are increased at rates comparable to the increases provided at other companies and are near market levels.

     As reflected in the Summary Compensation Table on page 8, Mr. Batten's base salary was decreased by 10% or $39,500 in fiscal year 2004 as part of a temporary corporate-wide wage cost reduction program. Generally, in order to determine Mr. Batten's base salary, the Committee considers the Company's financial performance for the year, Mr. Batten's individual performance, and his long-term contributions to the success of the Corporation. The Committee also compares Mr. Batten's base salary to the base salaries of CEOs at comparative companies.

Annual Incentives
     The Twin Disc Annual Incentive Bonus Program promotes the Corporation's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses for achieving corporate, business unit, and individual performance goals. The Annual Incentive Bonus Program allows the Corporation to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. A new bonus program has been developed for implementation in fiscal year 2005 that emphasizes the achievement of earning returns in excess of the Company's cost of capital as well as other financial and non-financial objectives.

     Eligibility to participate in the Annual Plan, as well as the individual payout percentages assigned to each eligible executive's position, are determined annually by Mr. Batten, as chief executive officer, subject to the approval of the Committee.

    Each year, the Committee approves specific goals relating to each executive's bonus opportunity. Eligible executives are assigned threshold, target and maximum bonus levels based on a percentage of base salary. Executives earn bonuses to the extent to which pre-established performance goals are achieved.

     Target bonus awards have been established at levels approximating the third quartile of marketplace practices for each executive. Targets are considered by the Committee to be achievable, but to require above average performance for each of the executives.

     As part of the temporary corporate-wide wage cost reduction program in fiscal year 2004, the corporate bonus program was suspended for the year. As a result no bonuses were paid to executive officers, including Mr. Batten.

Long-Term Incentives
     Long-term incentive opportunities are provided pursuant to the Corporation's 1988 Non-Qualified Stock Option Plan for Officers, Key Employees and Directors, the 1988 Incentive Stock Option Plan, the 1998 Incentive Compensation Plan and the 1998 Stock Option Plan for Non-Employee Directors.

     In keeping with the Corporation's commitment to provide a total compensation package which includes at-risk components of pay, the Committee makes annual decisions regarding appropriate stock options, performance shares, and restricted stock grants for each executive. When awarding stock incentives, the Committee considers executives' levels of responsibility, prior experience, historical award data, various performance criteria, and compensation practices at comparator companies. Due to the corporate-wide wage and benefit reduction program, Mr. Batten received no options to purchase shares in fiscal year 2004.

     The plan design focuses executives on the creation of shareholder value over the long term and encourages equity ownership in the Corporation. Stock incentives are granted at a price not less than the fair market value of the Corporation's common stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates from the date the options are granted; performance shares have value only if specific objectives are achieved; and restricted stock serves retention and equity ownership goals.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company's CEO and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The compensation of the Corporation's CEO and the four other most highly compensated executive officers currently does not approach the disqualifying threshold. In the future, in the event the disqualifying threshold becomes an issue, the Committee will weigh all the facts and circumstances in existence at the time.

                                                Compensation Committee
                                                       David L. Swift, Chairman
                                                       John A. Mellowes
                                                       George E. Wardeberg
                                                July 30, 2004

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Audit Committee Report
     The charter reflects standards set forth in SEC regulations and New York Stock Exchange rules. All members of the Audit Committee are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four times during fiscal 2004.

     As part of its responsibilities, and as set forth in its charter, the Audit Committee met with both management and the Corporation's independent accountants to review and discuss the audited financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent accountants. The Committee's review included discussion with the independent accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committee).

     The Committee received the written disclosures and the letter required from the independent accountants as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Corporation's audited financial statements in the Corporation's Annual Report on Form 10 K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

                                               Audit Committee
                                                     David R. Zimmer, Chairman
                                                     Paul J. Powers
                                                     David B. Rayburn
                                                     George E. Wardeberg
                                               July 30, 2004


INDEPENDENT PUBLIC AUDITORS
    The firm of PricewaterhouseCoopers LLP has audited the Corporation's books annually since 1928. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and, while no formal statement will be made by them, they will be available to respond to appropriate questions.

CORPORATE PERFORMANCE GRAPH
     The following table compares total shareholder return over the last 5 fiscal years to the Standard & Poor's 500 Machinery (Industrial)Index and the Russell 2000 index. The S&P 500 Machinery(Industrial)Index consists of a broad range of manufacturers. The Russell 2000 Index consists of a broad range of 2,000 Companies. The Corporation believes, because of the similarity of its business with those companies contained in the S&P 500 Machinery (Industrial) Index, that comparison of shareholder return with this index is appropriate. Total return values for the Corporation's common stock, the S&P 500 Machinery(Industrial) Index and the Russell 2000 Index were calculated based upon an assumption of a $100 investment on June 30, 1999 and based upon cumulative total return values assuming reinvestment of dividends on a quarterly basis.

                  Comparison of Five Year Cumulative Total Return
                  Twin Disc, Inc.; S&P 500 Machinery(Industrial);
                              and Russell 2000

                 06/30/99  06/30/00  06/30/01  06/30/02  06/30/03  06/30/04


  Twin Disc       100.00     88.78     86.15     84.37     85.42    150.47
  S&P Machinery   100.00     73.84     77.35     86.28     85.08    124.22
  Russell 2000    100.00    114.33    114.98    105.10    103.37    137.86


SECTION 16 (a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
     Based solely on a review of the copies of such forms furnished to the Corporation and representations from executive officers and Directors, the Corporation believes that during the period from July 1, 2003 to June 30, 2004, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten (10%) beneficial owners were complied with.

ITEM 2: PROPOSAL TO APPROVE THE ADOPTION OF THE TWIN DISC, INCORPORATED 2004 STOCK INCENTIVE PLAN.

The Plan
     The Board of Directors recommends the approval of the Twin Disc, Incorporated, 2004 Stock Incentive Plan, (the "2004 Plan"), in the form attached as Appendix B. The following statements with respect to the 2004 Plan are qualified by and made subject to the more complete information contained in Appendix B.

     It is the judgment of the Board of Directors that the stock option grants and restricted stock awards made under the Company's previous plans have been effective and useful in attracting, retaining and motivating outstanding employees. The adoption of the 2004 Plan is expected to benefit the Company and its shareholders by enabling the Company to continue to be competitive in its search for and retention of outstanding employees, and to encourage them to increase their proprietary interests in the Company.

     No additional stock options, restricted stock or other stock-based compensation rights will be granted under the previous plans upon approval of the 2004 Plan. It is believed that the 2004 Plan, providing for the issuance of incentive and non-qualified stock options, restricted stock, and other stock-related benefits, should now be adopted so the Company will be able to continue to attract and retain qualified management personnel.

Administration
     The Compensation Committee of the Board of Directors, or such other committee as designated by the Board of Directors (the "Committee"), will administer the 2004 Plan. The Committee is authorized to interpret the 2004 Plan; establish and amend the rules for its administration; and determine which officers and key employees shall be granted options or other stock related benefits.

     It is not possible at this time to determine who may be selected to receive options and/or other benefits under the 2004 Plan or the amount of common stock to be optioned or awarded to any person. It is expected, however, that the Committee will make these determinations on the basis of the person's responsibilities and present and potential contributions to the success of the Company, and that among those who may qualify as recipients of options and/or related benefits will be officers and other key employees of the Company and its majority-owned subsidiaries. There are currently approximately 29 employees that the Company anticipates will receive awards under the 2004 Plan.

Benefits
     Stock-based benefits ("Benefits") under the 2004 Plan may be granted, awarded or paid in any one or a combination of Stock Options (incentive stock options and non-qualified stock options), Stock Appreciation Rights, Restricted Stock Awards, Performance Stock Awards and Annual Incentive Awards, all as more specifically described in Appendix B. There is reserved for issuance under the 2004 Plan an aggregate of 164,000 shares of the Company's common stock, which may be authorized and unissued shares or shares reacquired by the Company in the open market or a combination thereof. The aggregate amount is subject to proportionate adjustments for stock dividends, stock splits and similar changes.

     Stock options will consist of options (either incentive stock options or non-qualified stock options) to purchase shares of common stock. The Committee will establish the time or times at which options may be exercised and whether all of the options may be exercisable at one time or in increments over time. The option price or procedure for setting the option price shall be set by the Committee at the time of granting of an option. For incentive stock options, the option price may not be less than the fair market value of the Company's stock on the date of grant; however, in the event the recipient owns more than 10% of the Company's stock, the option price must be at least 110% of the fair market value on the date of grant. Likewise, with respect to an incentive stock option, all options must be exercised within ten (10) years after the date of grant unless the recipient of the option owns more than 10% of the Company's stock, in which case it must be exercised within five (5) years of its grant.
In the event of stock dividends, splits and similar capital changes, the 2004 Plan provides for appropriate adjustments in the number of shares available for options and the number and option prices of shares subject to outstanding options. Under certain circumstances, extensions or other modifications and outstanding options may result in disqualification of an option as an incentive option. The purchase price of option shares may be paid in cash, Company stock, a combination of Company stock and cash, or such other legal and appropriate forms or means as the Committee may determine. For non-qualified options, the option holder must also pay the Company, at the time of purchase, the amount of federal, state and local withholding taxes required to be withheld by the Company. These taxes may be settled in cash or with Company stock, including stock that is part of the award or that is received upon exercise of the stock option that gives rise to withholding requirement. Shares of the Company's common stock may also be used by participants for payment of the option price or satisfaction of withholding tax obligations. The Plan also permits other forms of payment if authorized by the Board and consistent with applicable law and regulations.

     Stock appreciation rights may be granted under the 2004 Plan with respect to options granted concurrently or previously under the 2004 Plan ("Tandem SARs") or on a stand alone basis ("Stand Alone SARs"). Each Tandem SAR will permit the holder to receive the difference between the market price (on the date of exercise) of the shares to which it relates and the option price thereof. A Tandem SAR will be exercisable at the time and to the extent the option to which it relates is exercisable. Holders of Tandem SARs will be permitted to exercise the right or the related option, but not both. Upon exercise of a Tandem SAR, rights will be paid in cash. Any exercise will reduce the shares issuable under the Plan under which the related option was granted by the number of shares with respect to which the right is exercised.

     Each Stand Alone SAR permits the holder to receive the difference between the market price (on the date of exercise) of the share to which it relates and the value specified in the agreement governing the grant of the Stand Alone SAR. Upon exercise, rights will be paid in common stock of the Company or cash, or a combination thereof, as determined by the Committee.

     Restricted stock becomes vested in approximate equal installments over a period of time specified from the date of grant, with each installment to mature annually. Each installment becomes vested only if earned by the recipient by remaining in the employment of the Company, subject to certain exceptions. Until restrictions lapse, the holder of restricted stock may not sell, assign, pledge or otherwise transfer the restricted stock.

     Performance Stock Awards provide for artificial shares, contingently granted, and entitle the employee to actual shares of common stock at the time of payment (i.e., the unit value may appreciate or decline depending on future market value of the stock), if predetermined objectives are achieved.

     Annual Incentive Awards entitle a participant to receive a specified Payment in common stock, deferred stock, Restricted Stock or a combination thereof if and when certain conditions are satisfied. The maximum annual formula bonus may be fixed at up to 100% of the participant's base salary, with the Board or Committee designating the percentage level of participation and maximum bonus for each officer while management designates the percentage level of participation and maximum bonus for other participants.

Non-transferability
     Unless otherwise provided in an agreement governing the grant of an award, a participant's rights shall be exercisable during lifetime only by the participant, and no award may be sold, transferred or assigned, except that options and stock appreciation rights are transferable by will and pursuant to the laws of descent and distribution.

Effect of Termination of Employment
     Unless otherwise provided in an agreement governing the grant of an award or as determined by the Committee, if a participant terminates employment due to death: (i) all options and stock appreciation rights shall immediately vest and will be fully exercisable by the participant's estate (or such other person who obtains such rights by bequest or inheritance) for a period of one year after the participant's death (or until the expiration of the option or stock appreciation right if shorter), (ii) restrictions on shares of Restricted Stock shall lapse; and (iii) the participant shall receive a prorated payout of any performance stock awards and annual incentive awards.

     Unless otherwise provided in an agreement governing the grant of an award or as determined by the Committee, if a participant terminates employment due to disability: (i) all options and stock appreciation rights shall immediately vest and will be fully exercisable for a period of three years (three months for incentive stock options) after the participant's termination of employment (or until the expiration of the option or stock appreciation right if shorter),
(ii) restrictions on shares of Restricted Stock shall lapse; and (iii) the participant shall receive a prorated payout of any performance stock awards and annual incentive awards.

     Unless otherwise provided in an agreement governing the grant of an award or as determined by the Committee, if a participant voluntarily terminates employment before retirement or is terminated for cause: (i) all unexpired and unexercised options and stock appreciation rights shall immediately terminate;
(ii) all shares of Restricted Stock still subject to restriction shall be forfeited (except that the Board or the Committee may waive such forfeiture); and (iii) all performance stock awards and annual incentive awards shall be forfeited by the participant.

     Unless otherwise provided in an agreement governing the grant of an award or as determined by the Committee, if a participant terminates employment for any other reason than described above: (i) unexpired and unexercised options and stock appreciation rights shall terminate, except that vested options or stock appreciation rights may be exercised by the participant for three years (one year for incentive stock options) after the participant's termination of employment (or until the expiration of the option or stock appreciation right if shorter), (ii) shares of Restricted Stock still subject to restriction shall be forfeited (except that the Board or the Committee may waive such forfeiture); and (iii) the participant shall receive a prorated payout of any performance stock awards and annual incentive awards.

Amendment
     The Board of Directors may amend, alter or discontinue the 2004 Plan. However, no amendment, alteration or discontinuation of the 2004 Plan or any Benefit granted under the 2004 Plan may impair the rights of any participant under any Benefit Plan without the participant's consent, and no amendment shall, without the approval of the Company's shareholders, (i) increase the total number of shares of common stock that may be issued under the 2004 Plan or increase the amount or type of option that may be granted under the 2004 Plan; (ii) change the minimum purchase price, if any, of shares of common stock that may be subject to options under the 2004 Plan; (iii) modify the requirements as to eligibility for an option under the 2004 Plan; (iv) extend the term of the 2004 Plan; or (v) constitute a material revision of the 2004 Plan under the listing standards of the NYSE (or such other listing standards then applicable to the Company).

Other Terms
     The issuance of stock upon exercise of options or other grant or award of Benefits is subject to the registration with the Securities and Exchange Commission of the shares reserved by the Company for the Plan. The closing price of the Company's common stock on the New York Stock Exchange on August 30, 2004 was $23.25 per share.

Effective Date
     The 2004 Plan will be effective on the date it is approved by the shareholders. No stock options or other Benefits included in the 2004 Plan may be granted after October 15, 2014.

Tax Consequences
     The following discussion of the principal U.S. federal income tax consequences of the Twin Disc, Incorporated, 2004 Stock Incentive Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. The following is designed to provide a general understanding of the Company's interpretation of the federal income tax consequences; state, local and other tax consequences are not addressed below. The discussion is limited to federal income tax consequences for individuals who are citizens or residents of the U.S. for U.S. federal income tax purposes. The following summary does not purport to address all tax considerations that may be relevant. Each recipient of an award is urged to consult his or her own tax advisor as to the specific tax consequences to such recipient of the grant of an award, the exercise of an award, and disposition of common stock that may be issued pursuant to an exercise of an award.

Stock Options
     Options which meet the requirements of Section 422 of the Internal Revenue Code are called "incentive stock options." All other options are called "non-qualified stock options."

     a. The granting of a non-qualified stock option does not produce taxable income to the employee or a tax deduction to the Company or any subsidiary. Upon exercise of such an option, the excess of the fair market value of the common stock acquired over the option price is (a) taxable to the employee as ordinary income and (b) deductible by the employer (assuming withholding, if required). The tax basis for the common stock acquired is the option price plus that taxable excess.

     b. The granting of an incentive stock option does not produce taxable income to the employee or a tax deduction to the Company or any subsidiary. Upon exercise of such an option, the excess of the air market value of the common stock acquired over the option price will be an item of tax preference to the employee (unless the employee disposes of the common stock in that same year). If the common stock is held by the employee for at least two years after the date of grant and one year after the date of exercise of the option (i) the employee does not realize any income as a result of exercising the option, (ii) the tax basis of the common stock received is the option price, and
         (iii) the employer is not entitled to any tax deduction by reason of the exercise. Any gain realized on the ultimate sale of the common stock that is held for the appropriate period is treated as gain resulting from the disposition of a capital asset. If the employee does not hold the commonstock for at least two years after the date of a grant and one year after the date of exercise, the excess of the fair market value of the common stock at the time of exercise of the option (or the proceeds of disposition, if less) over the option price will, in the year of disposition, be (a) taxable to the employee as ordinary income and (b) deductible by the employer (assuming withholding, if required). The tax basis for the common stock received will be the option price plus that taxable excess. The gain realized on the sale of the common stock over the tax basis will be treated as gain resulting from the disposition of a capital asset.

     c. If an option holder exchanges common stock which he already owns for option shares, the option holder's taxable basis in the shares owned will be transferred to the shares acquired upon exercise of the option. If the common stock exchanged by the option holder are shares previously acquired by exercise of an incentive stock option and the exchanged shares have not been held by the option holder for at least two years after the date of grant and one year after the date of exercise of the prior option, the option holder will realize ordinary income equal to the excess of the fair market value of the exchanged shares at the time of such prior exercise over the option price for those exchanged shares.

Stock Appreciation Rights
      No income will be recognized by the recipient of a stock appreciation right until shares representing the amount of the appreciation or the tax equivalent, if so elected, are transferred to the recipient pursuant to the exercise of the right. The amount of such income will be equal to the fair market value of such shares on the exercise date (or the cash equivalent), and will be ordinary income. Subject to the applicable provisions of the Code, the Company will be entitled to a deduction at the same time and in the same amount as the employee realizing ordinary income as a result of the exercise of the right.

Restricted Stock Awards
      Generally at the time the substantial risk of forfeiture terminates with respect to a Restricted Stock award, the then fair market value of the stock will constitute ordinary income to the employee. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the employee.

Performance Stock Awards
      The grant of a performance stock award generally will result in taxable income to the employee on the earlier of actual receipt of compensation pursuant to the award or when compensation is credited to the employee's account, or set apart, or otherwise made available. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the employee.

Annual Incentive Awards
      An annual incentive award generally will result in taxable income to the employee at such time as all conditions to the entitlement to such award have been satisfied, regardless of whether the participant elects to receive the award in the form of cash or common stock. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the employee.

Vote Required
     The proposed 2004 Plan will be adopted if approved by the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock that are represented at the annual meeting (either in person or by proxy) and are voted in connection with the 2004 Plan.

     The Board of Directors recommends a vote FOR Adoption of the proposed Twin Disc, Incorporated, 2004 Stock Incentive Plan. Unless otherwise specified therein, proxies solicited by the Board will be voted for this proposal.

ITEM 3: PROPOSAL TO APPROVE THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS.

The Plan
     The Board of Directors believes that the Company's continued growth and success depends upon maintaining and strengthening the Company's ability to attract and maintain well-qualified individuals to serve as directors. In furtherance of these goals. the Board of Directors recommends approval of the 2004 Stock Incentive Plan for Non-Employee Directors, (the "Directors' Plan") in the form attached as Appendix C. The description herein of the Directors' Plan is qualified in its entirety by and subject to the more complete information contained in Appendix C.

     The Board recommends approval of the 2004 Stock Incentive Plan for Non-Employee Directors in addition to the Twin Disc, Incorporated, 2004 Stock Incentive Plan.

Administration
     The Board of Directors will administer the Directors' Plan, but may appoint a committee of two or more directors to administer the Plan if deemed necessary or advisable in order to comply with the exemptive rules promulgated pursuant to section 16(b) of the Securities Exchange Act of 1934, as amended. Grants of options under the Plan, and the amount, price and timing of the grants will be automatic as described below. Grants of Restricted Stock under the Plan, and the rights and vesting in Restricted Stock, will also be automatic as described below. All questions of interpretation of the Directors' Plan will be determined by the Board or the Committee as applicable and the determination by the Board or the Committee as applicable will be final and binding on the parties.

     Only directors who are not salaried employees of the Company are eligible to receive Benefits. There are currently six directors of the Company who would be eligible to participate in the Directors' Plan.

     On each annual shareholders meeting beginning in 2004, each eligible director elected or re-elected, and each eligible director who is continuing to serve on the Board, is automatically granted an option to purchase 300 shares of common stock of the Company. In addition, on each annual shareholders meeting beginning in 2004, each eligible director elected or re-elected, and each eligible director who is continuing to serve on the Board, is automatically awarded 300 shares of Restricted Stock.

The following table summarizes the benefits expected to be awarded under the Directors' Plan over the life of the plan:

                                     NEW PLAN BENEFITS

                  2004 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS


          POSITION          DOLLAR VALUE($)          NUMBER OF UNITS
          --------          ---------------          ---------------
Executive Officers of           N/A                      N/A
  Twin Disc,Inc.
  as a Group

Twin Disc, Inc. Non-Employee    N/A                   18,000 Options
  Directors, as a Group                               18,000 Shares of
                                                      Restricted Stock

All Employees who are Not       N/A                   N/A
  Executive Officers
  of Twin Disc, Inc.
    as a Group


     The foregoing table assumes that there continue to be six non-employee directors of the Company on the Board, and that the Directors' Plan is not terminated earlier than its ten-year term.

     Stocks to be issued under the Directors' Plan may be newly issued shares, authorized but unissued shares or shares reacquired by the Company on the open market or otherwise. No more than 36,000 shares of common stock in the aggregate, subject to adjustments for its stock dividends, stock splits and similar changes, may be issued pursuant to options granted under the Directors' Plan.

Benefits
     The Directors' Plan authorizes the granting of 300 non-qualified stock options as of each annual shareholders meeting to each non-employee director standing for election or re-election, or who is continuing to serve on the Board. The Directors' Plan provides that the option price per share will be the fair market value of the shares on the date the option is granted, and that such options will be exercisable not later than ten (10) years after the date they are granted and will terminate no later than three (3) years after termination of a director's status for any reason other than death. Payment upon exercise of the stock option may, at the Board's discretion, be made in the form of Company stock, cash, a combination of stock and cash, or such other legal and appropriate forms or means as the Board may determine. Options will be forfeited if the participant is prohibited from serving on the Board by a court or governmental authority, or if the Board or Committee determines that the participant is no longer competent to serve on the Board due to violations of securities laws or the listing standards of the NYSE (or any other then-applicable listing standards).

     The Directors' Plan also authorizes the granting of 300 shares of Restricted Stock as of each annual shareholders meeting to each non-employee Director standing for election or re-election, or who is continuing to serve on the Board. Shares of Restricted Stock that remain subject to the transferability restrictions described below will be forfeited if the participant is recommended for re-election to the Board by the Company and fails to be re-elected, or if the participant is prohibited from serving on the Board by a court or governmental authority, or if the Board or Committee determines that the participant is no longer competent to serve on the Board due to violations of securities laws or the listing standards of the NYSE (or any other then-applicable listing standards). Except for the restrictions on transfer and the risk of forfeiture, holders of Restricted Stock shall have all the rights of a shareholder of the Company's common stock, including the right to vote the shares and the right to receive dividends.

Transferability
     Options granted under the Directors' Plan may not be transferred or Assigned by a director other than by will or by the laws of descent or distribution, except that such options may be assigned or transferred to or for the benefit of a member of the participant's immediate family or to a trust created for their benefit, provided such transfer is permissible and consistent with the requirements of the securities laws then in effect.

     Shares of Restricted Stock awarded under the Directors' Plan are subject to a restriction on transfer. One-third of the Restricted Stock awarded on a particular date is released from this restriction, and is fully transferable, on each of the three successive anniversaries of the date of the award. Notwithstanding this transferability restriction, Restricted Stock shall be fully transferable upon the death of the participant or the participant's voluntary retirement from the Board.

Amendment
     The Board may amend the Directors' Plan at any time, but with the provison that no such amendment shall reduce the amount of an existing option or change the terms and conditions without the participant's consent and that no amendment shall, without the approval of the Company's shareholders, (i) increase the total number of shares of common stock that may be issued under the Plan or increase the amount or type of option that may be granted under the Plan; (ii) change the minimum purchase price, if any, of shares of common stock that may be subject to options under the Plan; (iii) modify the requirements as to eligibility for an option under the Plan; (iv) extend the term of the Plan; or
(v) constitute a material revision of the Plan under the listing standards of the NYSE (or such other listing standards then applicable to the Company).

Effective Date
     The Directors' Plan shall be effective on the date it is approved by the shareholders.

Federal Income Tax Consequences
     The tax and accounting aspects of non-qualified stock options issued to non-employee directors are the same as those applicable to non-qualified stock option employees issued to employees as described in the above discussion relating to the Twin Disc, Incorporated, 2004 Stock Incentive Plan.

Vote Required
     The Directors' Plan will be ratified if approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock that are represented at the annual meeting (either in person or by proxy) and are voted in connection with the Directors' Plan.

     The Board of Directors recommends a vote FOR adoption of the 2004 Stock Incentive Plan for Non-Employee Directors. Unless other specified therein, a proxy solicited by the Board will be voted FOR this proposal.

AUDIT FEES
     Aggregate fees, including out-of-pocket expenses, for professional services rendered by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") in connection with (i) the audit of the Company's consolidated financial statements as of and for the years ended June 30, 2004 and June 30, 2003, including statutory audits of the financial statements of the Company's affiliates that are relied on in performance of the audit of the Company's consolidated financial statements, and (ii) the limited reviews of the Company's quarterly financial statements were $319,000 and $303,000, respectively.

AUDIT-RELATED FEES
     Aggregate fees, for professional services rendered by PricewaterhouseCoopers for assurance and services reasonably related to the performance of the audit or review of the Company's financial statements not included in audit fees above were $32,000 and $21,000 in 2004 and 2003, respectively.

TAX FEES
     In addition to the other fees described above, aggregate fees, including out-of-pocket expenses, of $204,800 and $205,000 were paid to PricewaterhouseCoopers during the years ended June 30, 2004 and 2003, primarily for the following professional services: tax-related services, due diligence for acquisitions, and other non-recurring audit services.

     The Audit Committee has determined that the provision of services for
(a)financial information systems design and implementation fees listed above, if any, and (b) all other fees listed above, is compatible with maintaining PricewaterhouseCoopers LLP's independence.

ALL OTHER FEES
     During the years ended June 30, 2004 and 2003, PricewaterhouseCoopers rendered no professional services to the Company other than those listed under audit fees, audit related fees and tax fees.

PRE-APPROVAL POLICIES AND PROCEDURES
	The Audit Committee annually pre-approves known or anticipated audit and non-audit services and fees. Additional non-audit services and fees not included in the annual pre-approval are submitted to a designated committee member for approval before the work is performed. For the year ended June 30, 2004, 100% of audit-related, tax and non-audit fees were pre-approved.

                                  GENERAL

     The Corporation will bear the cost of the solicitation of proxies. The firm of Georgeson Shareholder Communications Inc., New York, NY has been retained to assist in solicitation of proxies for the Annual Meeting at a fee not to exceed $7,000 plus expenses.

     Management does not know of any other business to come before the meeting. However, if any other matters properly come before the meeting, it is the Intention of the persons named in the accompanying form of proxy to vote upon such matters in their discretion in accordance with the authorization of the proxy.

     If you do not contemplate attending in person, we respectfully request that you fill in, sign and return the accompanying proxy at your early convenience. However, remember that in order to have your proxy validated, it must be delivered to the Secretary either in person, by mail, or by messenger, and it must be received by the Secretary not less than forty-eight (48) hours prior to the date of the meeting.

                       Appendix A

                       TWIN DISC, INCORPORATED
                       Audit Committee Charter
                       Adopted April 16, 2004

I.	Purpose

     The Audit Committee shall be comprised of only independent directors, each of whom shall satisfy the applicable independence requirements of Section 10A of the Securities Exchange Act of 1934, The New York Stock Exchange, and any other regulatory requirements. Additionally, an independent director is free of any relationship that could influence his or her judgment as a Audit Committee member. When there is any doubt about independence the directors should recuse themselves from any decisions that might be influenced by that relationship.

     The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the integrity of the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others; (iv) the Company's compliance with legal and regulatory requirements; (v) the independent auditors' qualifications and independence; and (vi) the performance of the Company's corporate Audit Department and independent auditors by reviewing published financial information, the systems of internal control over financial reporting, and all audit processes. The Audit Committee shall also assist the company's principal executive and financial officers with respect to designing, establishing, maintaining, reviewing and evaluating the Company's disclosure controls and procedures, including responsibility for considering the materiality of information and determining disclosure obligations on a timely basis. The Audit Committee shall also prepare an Audit Committee report as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

II.	Organization

     Audit Committee members shall be elected by the Board at the October meeting of the Board of Directors and shall serve until their successors are duly elected and qualified. The Audit Committee shall have at least three members,each of whom must be financially literate (as determined by the Board) or must become financially literate within a reasonable period of time after being appointed to the Audit Committee. At least one member of the Audit Committee may be qualified as a "financial expert". In order to qualify as a "financial expert" the individual must have an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience in preparing, auditing, analyzing or evaluating financial statements that are similar to the Company's financial statements in terms of breadth and complexity of issues presented, or experience actively supervising others performing such functions; an understanding of internal controls and procedures for financial reporting;
and an understanding of audit committee functions.

     The Audit Committee's Chairperson shall be designated by the full Board of Directors. If the Board fails to appoint a Committee Chairperson, the Audit Committee Members shall elect a Chairperson by vote of a majority of the full Audit Committee. The Audit Committee may form and delegate authority to sub-Audit Committees when appropriate.

III.    Audit Committee Responsibilities

  A.	  General Responsibilities
     1.	     The Audit Committee provides open avenues of communication among the internal auditor, the independent accountants and the Board of Directors.

     2. The Audit Committee must report Audit Committee actions to the full Board of Directors and may make appropriate recommendations.

     3.	     The Audit Committee has the power to conduct or authorize
             investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

     4.	     The Audit Committee will meet at least four times each year.
             The Audit Committee chairman has the power to call an Audit Committee meeting whenever he or she thinks there is a need. The Audit Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

     5.	     The Audit Committee will meet separately, periodically, with management, with the Company's independent auditors, and with the Company's internal auditors, to discuss issues warranting the attention of the Audit Committee.

  B.	Responsibilities for the Engagement, Appointment, Retention,
        Approval and Evaluation of the Services Performed by the Independent Accountants

     1.	     The independent auditors of the Company are ultimately
             accountable to the Board and the Audit Committee. The Audit Committee shall have sole authority to hire and fire independent auditors, and to set the compensation and oversee the work of the independent auditors.

     2.	     The Audit Committee shall be responsible for pre-approving any non-audit services from the independent auditors, establishing procedures for such pre-approval, and ensuring that such services are not prohibited by Section 10A of the Securities Exchange Act of 1934 and applicable regulations. The Audit Committee shall also evaluate potential conflicts of interest that are prohibited by
             Section 10A of the Securities Exchange Act of 1934 and applicable regulations.

     3.	     The Audit Committee shall review and approve disclosures
             required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to audit and non-audit services.

     4.	     The Audit Committee shall review the qualifications and
             performance of the Company's independent auditors (including the lead partner of the independent auditors) on at least an annual basis.

     5.	     On an annual basis, the Audit Committee shall review
             and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Audit
             Committee: (i) shall ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No.
             1)	delineating all relationships and services that may impact
             the objectivity and independence of the independent auditors;
             (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence. If necessary, the Audit Committee shall recommend that the Board take appropriate action in response to the independent auditor's statement to satisfy itself of the independent auditor's independence.

     6.	     At least annually, the Audit Committee shall obtain and
             review a report from the independent auditors describing (i) the independent auditors' internal quality control procedures;
             (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; (iii) all relationships between the independent auditors and the Company; (iv) the independent auditor's critical accounting policies and practices; (v) all alternative accounting treatments within GAAP for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent auditor; and (vi) other material written communications between the accounting firm and management.

     7.	     The Audit Committee shall confirm that the lead and
             consulting audit partners for the Company's independent auditors, as well as additional audit partners defined by SEC regulations, rotate from such positions for an appropriate period of time as required by law.

     8.	     The Audit Committee shall review all reports required to
             be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act of 1934.

     9.	     The Audit Committee shall review, based upon the
             recommendation of the independent auditors and management, the scope and plan of the work to be done by the independent auditors for each fiscal year.

    10.	     The Audit Committee shall present its conclusions with
             respect to the independent auditors to the full Board.

  C.	Responsibilities for Reviewing the Annual External Audit and the
        Review of Quarterly and Annual Financial Statements

     1.	     The Audit Committee shall review and discuss with management, the Company's internal audit department and the independent auditors the Company's quarterly financial statements (including the independent auditors' review of the quarterly financial statements and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations") prior to submission to stockholders, any governmental body, any stock exchange or the public.

     2.	     The Audit Committee shall review and discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     3.	     The Audit Committee shall recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

     4.	     The Audit Committee shall review and discuss with management and the independent auditors management's report on the Company's internal control over financial reporting and the independent auditors' attestation thereto.

     5.	     The Audit Committee shall prepare the report required by the
             Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Audit Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

  D.     Responsibilities for Disclosure Controls and Procedures

     1. The Audit Committee shall be familiar with disclosure obligations under the Securities Exchange Act of 1934, and the Sarbanes-Oxley Act of 2002.

     2. The Audit Committee shall assist in the design of disclosure controls and procedures to ensure that material information required to be disclosed by the Company is accumulated and communicated to Company management, including the Company's chief executive and financial officers. The controls and procedures are intended to allow timely decisions regarding required disclosure, particularly during the period in which periodic reports are being prepared.

     3. The Audit Committee shall ensure that the disclosure controls and procedures will be designed, maintained and evaluated to ensure full and timely disclosure in annual and quarterly reports, as well as current reports, definitive proxy materials and information statements.

     4. The Audit Committee shall assist the Company's chief executive and financial officers in their evaluation of the effectiveness of disclosure controls and procedures, on a quarterly basis.

  E.     Responsibilities for Periodic and Annual Reviews

     1. The Audit Committee shall periodically review separately with each of management, the independent auditors and the Company's internal audit department (i) any significant disagreement between management and the independent auditors or the Company's internal audit department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to requested information), and (iii) management's response to each. The Audit Committee shall be responsible for resolving any disagreements between management and the independent auditors or the Company's internal auditing department.

     2. The Audit Committee shall periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting; (ii) how aggressive (or conservative) the accounting principles and underlying estimates are; and (iii) the completeness and accuracy of the Company's financial statements.

     3. The Audit Committee shall consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the Company's internal audit department, and shall review with the independent auditors, management and the Company's internal audit department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

     3. The Audit Committee shall review with management, the independent auditors, the Company's internal audit department and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

     4. The Audit Committee shall obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

     5. The Audit Committee shall review with the internal auditor the results of its examination of compliance with the Company's code of ethics and guidelines for business conduct.

     6. The Audit Committee shall review the Company's policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor and independent auditors.

  F.     Responsibilities for Discussions with Management

     1. The Audit Committee shall review and discuss with management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies. These discussions may be done generally (i.e., discussions as to the types of information to be disclosed and the type of presentation to be made), as opposed to discussing in advance each earnings release or each instance of earnings guidance.

     2. The Audit Committee shall review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

     3. The Audit Committee shall inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.

     4. The Audit Committee shall review and discuss with management (i) the Company's significant financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

     5. The Audit Committee shall review and discuss with management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

     6. The Audit Committee shall obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

  G.     Responsibilities for the Internal Audit Function and Internal Controls

     1. The Audit Committee shall review, based upon the recommendation of the independent auditors, the scope and plan of the work to be performed by the Company's internal audit department.

     2. The Audit Committee shall review on an annual basis the internal audit department's charter and the performance of the Company's internal audit department, including whether internal auditing has complied with the Standards for the Professional Practice of Internal Auditing of the Institute of Internal Auditing.

     3. The Audit Committee shall, in consultation with the independent auditors and internal auditors, (i) review the adequacy of the Company's internal control over financial reporting, and the procedures designed to ensure compliance with laws and regulations, and (ii) discuss the responsibilities, budget and staffing needs of the Company's internal audit department.

     4. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  H.     Other Responsibilities

     1. The Audit Committee shall review and approve all related-party transactions.

     2. The Audit Committee shall review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

     3. The Audit Committee shall establish clear policies for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

     4. The Audit Committee shall review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

     5. The Audit Committee shall review with management and the independent auditors the sufficiency and quality of the Company's internal audit department staff and other financial and accounting personnel of the Company.

     6. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Audit Committee deems appropriate.

     7. The Audit Committee shall conduct an annual performance evaluation of its performance of these responsibilities and overall conduct.

     8. The Audit Committee shall perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

     9. The Audit Committee shall ensure that this Charter will be made available on the Company's website at "www.twindisc.com"

IV.     Audit Committee Resources

     The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     The Audit Committee shall determine the extent of funding necessary (i) for payment of Compensation to the independent auditors for the purpose of rendering or issuing the annual audit report or performing other audit, review or attest service to the Company; (ii) for payment to any independent legal, accounting and other consultants retained to advise the Audit Committee; and (iii) for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.

                                Appendix B

	                  TWIN DISC, INCORPORATED
	                 2004 STOCK INCENTIVE PLAN

	                        ARTICLE I

	                        PURPOSE

     1.1 PURPOSE. The purpose of the Twin Disc, Incorporated 2004 Stock Incentive Plan (the "Plan") is to promote the overall financial objectives of Twin Disc, Incorporated (the "Company") and its majority owned subsidiaries ("Subsidiaries") by providing opportunities for the officers and key employees selected to participate in the Plan (each a "Participant") to acquire Common Stock of the Company ("Common Stock"), and to receive Common Stock bonuses upon attainment of specified financial goals of the Company or its Subsidiaries.
The Plan gives the Compensation Committee of the Company's Board of Directors, or such other committee as the Board of Directors shall designate (the "Committee"), the authority and discretion to award stock options, stock appreciation rights, restricted stock awards, performance stock awards, and/or annual incentive awards (collectively, "Awards") to eligible employees of the Company.

                                ARTICLE II

                         EFFECTIVE DATE AND TERM

     2.1 EFFECTIVE DATE. The Plan shall become effective on the date that it is approved by a majority of the outstanding shares of Common Stock of the Company (the "Effective Date"), provided that such approval occurs within twelve months after the date that the Plan is adopted by the Company's Board of Directors (the "Board").

     2.2 TERM. No Award may be granted more than ten years after the Effective Date.

     2.3 POST-TERM ACTIVITY. Awards granted within the term of the Plan as set forth in Section 2.2, subject to the all other terms and conditions of the Plan and the agreement(s) governing the grant of the Awards, may be exercised, paid out, or modified more than ten years after the adoption of the Plan. Restrictions on Restricted Stock may lapse more than ten (10) years after the Effective Date.

	                     ARTICLE III

	                STOCK SUBJECT TO PLAN

     3.1 MAXIMUM NUMBER. The maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan is 164,000, subject to the adjustments provided in Article X, below. Such shares may be newly-issued shares, authorized but unissued shares or shares reacquired by the Company on the open market or otherwise.

     3.2 Availability of Shares for Award. Shares of Common Stock that are subject to issuance pursuant to an Award may thereafter be subject to a new
Award:

     (a) if the prior Award to which such shares were subject lapses, expires or terminates without the issuance of such shares; or

     (b) shares issued pursuant to an Award are reacquired by the Company pursuant to rights reserved by the Company upon the issuance of such shares; provided, that shares reacquired by the Company may only be subject to new Awards if the Participant received no benefit of ownership from the shares.

     Shares of Common Stock that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation, may be made subject to issuance pursuant to a later Award.


	                       ARTICLE IV

	                     ADMINISTRATION

     4.1 GENERAL ADMINISTRATION. The Board shall supervise and administer the Plan. The Board shall have discretionary authority to determine all issues with respect to the interpretation of the Plan and Awards granted under the Plan, and with respect to all Plan administration issues.

     4.2 POWERS OF THE BOARD. Subject to the terms of the Plan and applicable law (including but not limited the Sarbanes-Oxley Act of 2002, as amended), the Board shall have the authority, in its discretion: (i) to prescribe, amend and rescind rules and regulations relating to the Plan; (ii) to select the eligible employees who shall receive Awards under the Plan;
(iii) to grant Awards under the Plan and to determine the terms and conditions of such Awards, including without limitation the authority to determine the number of shares subject to issuance with respect to any Award, the vesting or exercise schedule of any Award, and the specific performance goals that shall cause an Award to vest or become payable; (iv) to determine the terms and conditions of the respective agreements (which need not be identical) pursuant to which Awards are granted, and (with the consent of the holder thereof) to modify or amend any Award; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of any Award; (vi) to determine the exercise price per share of options granted under the Plan;
(vii) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements; (viii) to decide whether an Award shall be settled in cash (only available for Stock Appreciation Rights Awards described in Section 6.1(b)) or Common Stock; (ix) to determine the remaining number of shares of Common Stock available for issuance under the Plan; (x) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; (xi) to interpret the Plan and/or any agreement entered into under the Plan; and (xii) to make all other determinations necessary or advisable for the administration of the Plan.

     4.2 COMMITTEE. Any or all powers and discretion vested in the Board under this Plan (except the power to amend or terminate the Plan) may be exercised by the Committee. The Committee shall consist of at least three directors, each of whom shall be a "non-employee director" as that term is defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum at any meeting thereof (including telephone conference), and all determinations of the Committee shall be made by a majority of the members present, or by a writing by a majority of the members of the entire Committee without notice or meeting.


	                        ARTICLE V

	                       ELIGIBILITY

     5.1 ELIGIBILITY. An Award may be granted under the Plan to those key employees (including officers) of the Company or its present or future Subsidiaries who, in the opinion of the Board or Committee, are mainly responsible for the success and future growth of the Company and/or any of its Subsidiaries.


               	              ARTICLE VI

                                AWARDS

     6.1 TYPES OF AWARDS. Awards under the Plan may be granted in any one or a combination of the following:

     (a) STOCK OPTIONS. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or the agreement between the Company and the Participant governing the award of such Option. The agreement governing the award of an option shall designate whether such option is intended to be an incentive stock option or a non-qualified stock option, and to the extent that any stock option is not designated as an incentive stock option (or even if so designated does not qualify as an incentive stock option), it shall constitute a non-qualified stock option.

               (i)   EXERCISE PRICE.  The exercise price per share of the Common
                  Stock purchasable under an Option shall be determined by the Board or Committee. If such option is intended to qualify as an incentive stock option, the exercise price per share shall not be less than the fair market value per share of Common Stock on the date the option is granted (or not less than 110% of the such fair market value if the option is granted to an individual who owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of stock or the Company, a corporation which is the parent of the Company or and subsidiary of the Company (each as defined in Section 424 of the Code) (a "10% Shareholder")). For this and all other purposes under the Plan, the fair market value shall be the closing price per share of Common Stock on the New York Stock Exchange ("NYSE") on the date of grant; provided, that if the Common Stock ceases to be listed on the NYSE, the Board or Committee shall designate an alternative method of determining the fair market value of the Common Stock.

               (ii)   OPTION PERIOD.  An Option shall be exercisable at such
                  time and subject to such terms and conditions as shall be determined by the Board or Committee. An option that is intended to qualify as an incentive stock option shall not be exercisable more than ten years after the date it is granted (or five years after the date it is granted, if granted to a 10% Shareholder).

     (b) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefore the amount described in Section 6.1
             (b)(i)(3) or 6.1(b)(ii) below, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or the agreement between the Company and the Participant governing the award of such Stock Appreciation Right. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option under this Plan ("Tandem SAR's"), or may be granted on a stand-alone basis ("Stand Alone SAR's").

               (i)  TANDEM SAR'S.

                     (1) GRANT. Tandem SAR's may be granted in connection with non-qualified Stock Options at or after the time that such non-qualified Stock Options are granted, but may only be granted in connection with incentive Stock Options at the time of grant of such incentive Stock Options.

                     (2) TERM. A Tandem SAR shall have the same term as the Stock Option to which it relates and shall be exercisable only at such time or times and to the extent the related Stock Option would be exercisable.

                     (3) EXERCISE. Upon the exercise of a Tandem SAR, the Participant shall be entitled to receive an amount in cash equal in value to the excess of the fair market value per share of Common Stock on the date of exercise over the Option Price per share of Common Stock as specified in the agreement governing the Tandem SAR, multiplied by the number of shares in respect to which the Tandem SAR is exercised. The exercise of Tandem SAR's shall require the cancellation of a corresponding number of Stock Options to which the Tandem SAR's relate, and the exercise of Stock Options shall require the cancellation of a corresponding number of Tandem SAR's to which the Stock Options relate.

                     (4) EXPIRATION OR TERMINATION. A Tandem SAR shall expire or terminate at such time as the Stock Option to which it relates expires or terminates, unless otherwise provided in the agreement governing the grant of the Tandem SAR.

               (ii) STAND ALONE SAR'S.  A Stand Alone SAR may be granted at such time and for such term as the Board or Committee shall determine, and shall be exercisable at such time as specified in the agreement governing the grant of the Stand Alone SAR. Upon exercise of a Stand Alone SAR, the Participant shall be entitled to receive, in cash, Common Stock, or a combination of both (as determined by the Board or Committee), an amount equal to the fair market value per share of Common Stock over a value specified in the agreement governing the grant of the Stand Alone SAR, multiplied by the number of shares in respect to which the Stand Alone SAR is exercised.

     (c) RESTRICTED STOCK AWARDS. Restricted Stock consists of shares of Common Stock that are transferred or sold to the Participant, but which carry restrictions such as a prohibition against disposition or an option to repurchase in the event of employment termination, and may be subject to a substantial risk of forfeiture. Until such restrictions lapse, the Participant may not sell, assign, pledge or otherwise transfer, whether voluntarily or involuntarily, the Restricted Stock. A sale of Restricted Stock to a Participant shall be at such price as the Board or Committee determines, which price may be substantially below the fair market value of the Common Stock at the date of grant.

               (i) Lapse of Restrictions. The Board or Committee shall establish the conditions under which the restrictions applicable to shares of Restricted Stock shall lapse. Lapse of the Restrictions may be conditioned upon continued employment of the Participant for a specified period of time, satisfaction of performance goals of the Company or a Subsidiary, or any other factors as the Board or Committee deems appropriate.

               (ii) RIGHTS OF HOLDER RESTRICTED STOCK. Except for the restrictions on transfer and/or the Company's option to repurchase the Restricted Shares, the Participant shall have, with respect to shares of Restricted Stock, all of the rights of a shareholder of Common Stock, including, if applicable, the right to vote the shares and the right to receive any cash or stock dividends. Unless otherwise determined by the Board or Committee and subject to the terms of the Plan, cash or stock dividends on shares of Restricted Stock shall be automatically deferred, and shall be paid to the Participant if and when the restrictions on the shares of Restricted Stock to which such dividends relate lapse. Cash dividends shall be paid with an appropriate rate of interest, as determined by the Board or Committee.

               (iii) CERTIFICATES.  The Company may require that the
                     certificates evidencing shares of Restricted Stock be held by the Company until the restrictions thereon have lapsed. If and when such restrictions lapse, certificates for such shares shall be delivered to the Participant. Such shares may have further restrictions on transfer if they have not been registered under the Exchange Act, but shall no longer be subject to a substantial risk of forfeiture.

     (d) PERFORMANCE STOCK AWARDS. Performance Stock Awards are artificial shares that are contingently granted to a Participant, which entitle the Participant to actual shares of Common Stock, if predetermined objectives are met. Because the payment of a Performance Stock Award is based on a predetermined number of shares of Common Stock, the value of the award may increase or decrease depending on the fair market value of the Common Stock after the date of grant.

               (i) PERFORMANCE GOALS. The Board or Committee shall establish one or more performance goals with respect to each grant of a Performance Stock Award. The performance goals may be tailored to meet specific objectives, and may relate to, without limitation, one or more of the following: sales, net asset turnover, earnings per share, cash flow, cash flow from operations, operating profit or income, net income, operating income, net income margin, return on net assets, return on total sales, return on common equity, return on total capital, or total shareholder return. In addition, performance goals may relate to attainment of specified objectives by the Participant or by the Company or an affiliate, including a division or a department of the Company or an affiliate, or upon any other factors or criteria as the Board or Committee shall determine.

               (ii) CERTIFICATION OF SATISFACTION OF PERFORMANCE GOALS.
                    Following the completion of a period for which performance goals have been established, the Board or Committee shall certify the extent to which such goals have been achieved.

     (e) ANNUAL INCENTIVE AWARDS. An Annual Incentive Award entitles a Participant to receive a specified payout in common stock, deferred stock, restricted stock or a combination thereof (subject to approval of the Committee), if and when certain conditions are satisfied. To elect the payout of a portion of the award in common stock, the Participant must inform the Committee in writing prior to the start of the fiscal year to which it relates. The maximum annual formula bonus may be fixed at up to 100% of the Participant's base salary with the Board or Committee designating the percentage level of participation and maximum bonus for each officer of the Company while management designates the percentage level of participation and maximum bonus for other Participants.

     6.2 WRITTEN AGREEMENTS. Each Award granted under the Plan shall be evidenced by a written agreement, the form of which shall be consistent with the terms and conditions of the Plan and applicable law, which shall be signed by an officer of the Company and the Participant. Until such agreement has been entered into between the Company and the Participant, the Participant shall have no rights in any Award approved by the Board or the Committee.

     6.3 APPLICATION OF CODE SECTION 162(m). Code Section 162(m) prohibits a publicly-held corporation from taking a deduction for remuneration paid to certain employees in excess of $1,000,000. Code Section 162(m)(4)(C) provides that remuneration payable solely on account of the attainment of one or more performance goals is not counted toward this limitation, but only if certain conditions are satisfied. To the extent that any Award is intended to satisfy the exception contained in Code Section 162(m)(4)(C), the following shall apply to such Award:

     (a) DETERMINATION OF PERFORMANCE GOALS. The performance goals pursuant to which an Award is made must be determined by a committee of the Board comprised solely of two or more "outside directors," as that term is defined under Code Section 162 and the regulations thereunder (the "Outside Directors Committee"). The Committee may serve as the Outside Directors Committee if it meets these requirements. The performance goals established by the Outside Directors Committee must be objective, and remuneration intended to be excepted under Code Section 162(m)(4)(C) must be contingent upon the attainment of the performance goals.

     (b) APPROVAL OF PERFORMANCE GOALS. The material terms under which the remuneration is to be paid, including the performance goals, are disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of such remuneration.

     (c) CERTIFICATE OF SATISFACTION OF PERFORMANCE GOALS. The Outside Directors Committee must certify that the performance goals and any other material terms and conditions were in fact satisfied.


     (d) SATISFACTION OF CODE SECTION 162(m). In all other respects, the requirements of Code Section 162(m)(4)(C) and the regulations thereunder must be satisfied.


	                        ARTICLE VII

	                      PAYMENT FOR AWARDS

     7.1 GENERAL. Payments required, if any, upon a Participant's exercise of an Award under the Plan may be made in the form of: (i) cash; (ii) Company stock; (iii) a combination of cash and Company stock; or (iv) such other forms or means that the Board or Committee shall determine in its discretion and in such manner as is consistent with the Plan's purpose and the Code, the Exchange Act, or other applicable laws or regulations.

	                       ARTICLE VIII

	       EFFECT OF TERMINATION OF EMPLOYMENT ON BENEFITS

     8.1 TERMINATION BY REASON OF DEATH. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Committee, if a Participant incurs termination of employment due to death:

     (a) Any unexpired and unexercised Options and/or Stock Appreciation Rights held by such Participant shall thereafter be fully exercisable (whether or not such Options or Stock Appreciation Rights were fully vested at the time of the Participant's death) by the deceased Participant's estate or by a person who acquired the right to exercise the Option or Stock Appreciation Right by bequest or inheritance for a period of one year immediately following the date of death, or until the expiration of the Option or Stock Appreciation Right if shorter.

     (b) Any restrictions on shares of Restricted Stock shall lapse and the Participant shall be fully vested in the Restricted Stock.

     (c) The Participant shall receive a prorated payout of any Performance Stock Awards and Annual Incentive Awards. The prorated payout shall be determined by the Board or Committee, in their sole discretion, and shall be based upon the length of time that the Participant held such Awards during the period for which performance is measured and the achievement of the established performance goals.

     8.2 TERMINATION BY REASON OF DISABILITY. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Committee, if a Participant incurs termination of employment due to disability:

     (a) Any unexpired and unexercised Options and/or Stock Appreciation Rights held by such Participant shall thereafter be fully exercisable (whether or not such Options or Stock Appreciation Rights were fully vested at the time the Participant became disabled) for a period of three years (except for incentive stock options, in which case the period shall be one year) immediately following the date of such termination of employment, or until the expiration of the Option or Stock Appreciation Right if shorter. The Participant's death at any time following such termination due to disability shall not affect the foregoing. In the event of termination due to disability, if an incentive stock option is exercised more than one year after such termination of employment (or such other time period as may apply under Section 422 of the

             Code), such Option shall thereafter be treated as a non-qualified stock option.


     (b) Any restrictions on shares of Restricted Stock shall lapse and the Participant shall be fully vested in the Restricted Stock.

     (c) The Participant shall receive a prorated payout of any Performance Stock Awards and Annual Incentive Awards. The prorated payout shall be determined by the Board or Committee, in their sole discretion, and shall be base upon the length of time that the Participant held such Awards during the period for which performance is measured and the achievement of the established performance goals.

Unless otherwise defined in the agreement governing the grant of an Award,

"disability" shall mean a mental or physical illness or injury that entitles the Participant to receive benefits under the long term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such a plan, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or a Subsidiary. Notwithstanding the foregoing, a "disability" shall not qualify under the Plan if it is the result of: (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred, while participating in a criminal offense. The determination of disability shall be made by the Committee. The determination of disability for purposes of the Plan shall not be construed as an admission of disability for any other purpose.

     8.3 VOLUNTARY TERMINATION BEFORE RETIREMENT OR TERMINATION FOR CAUSE. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Committee, if a Participant voluntarily terminates his or her employment before retirement or is terminated for cause:

     (a) Any unexpired and unexercised Options and/or Stock Appreciation Rights held by such Participant shall immediately terminate. The death or disability of the Participant after such a termination of employment shall not renew the exercisability of any Option or Stock Appreciation Right.

     (b) All shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Board or Committee shall have the discretion in whole or in part to waive any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

     (c) All Performance Stock Awards and Annual Incentive Awards shall be forfeited by the Participant to the Company.


Unless otherwise defined in the agreement governing the grant of an Award, "termination for cause" shall mean termination because of (i) any act or failure to act deemed to constitute cause under the Company's established practices policies or guidelines applicable to the Participant or (b) the Participant's act or omission constituting gross misconduct with respect to the Company or a Subsidiary in any material respect.

     8.4 OTHER TERMINATION. Unless otherwise provided in an agreement governing the grant of an Award or as determined by the Committee, if a Participant's employment terminates for any reason (including retirement) other than the reasons listed in Section 8.1 through 8.3 above:

     (a) Any unexpired and unexercised Options and/or Stock Appreciation Rights held by such Participant shall thereupon terminate, except that any such Option or Stock Appreciation Right, to the extent vested on the date of the Participant's termination, may be exercised by the Participant for a period of three years (except for incentive stock options, in which case the period shall be
             (3) three months) immediately following the date of such termination of employment, or until the expiration of the Option or Stock Appreciation Right if shorter. The death or disability of the Participant after such a termination of employment shall not extend the time permitted to exercise an Option or Stock Appreciation Right.

     (b) All shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Board or Committee shall have the discretion in whole or in part to waive any or all remaining restrictions with respect to any or all of such

             Participant's shares of Restricted Stock.

     (c) The Participant shall receive a prorated payout of any Performance Stock Awards and Annual Incentive Awards. The prorated payout shall be determined by the Board or Committee, in their sole discretion, and shall be based upon the length of time that the Participant held such Awards during the period for which performance is measured and the achievement of the established performance goals.

Unless otherwise defined in the agreement governing the grant of an Award, "retirement" shall mean the Participant's termination of employment after attaining either normal retirement age or the early retirement age as defined in the principal (as determined by the Board or Committee) tax-qualified plan of the Company or Subsidiary, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

                                   ARTICLE IX

	                       NONTRANSFERABILITY

     9.1 GENERAL. Unless otherwise provided in an agreement governing the grant of an Award, a Participant's rights shall be exercisable during the Participant's lifetime only by the Participant, and no Award may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; provided, that Options and Stock Appreciation Rights are transferable by will or pursuant to the laws of descent and distribution.


	                         ARTICLE X

	                  ADJUSTMENT PROVISIONS


    10.1 CHANGES IN CAPITALIZATION. If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (by stock dividends, stock splits, split-up, spin-off, or similar transactions), the total number of shares reserved for issuance under this Plan and the number of shares covered by or subject to each outstanding Award shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed.

    10.2 REORGANIZATION, SALE, ETC. Options granted hereunder may also contain provisions for their continuation, acceleration, immediate vesting, or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, dissolution, liquidation or similar circumstances.

     10.3 SUBSTITUTIONS AND ASSUMPTIONS. If the Company acquires an entity which has issued and outstanding stock options or other rights, the Company may substitute stock options or rights for options or rights of such entity, including options or other rights to acquire stock at less than 100% of the fair market price of the stock at grant. The number and kind of such stock options and other rights shall be determined by the Board or Committee and the total number of shares reserved for issuance under this Plan shall be appropriately adjusted consistent with such determination and in such manner as the Board or Committee may deem equitable to prevent substantial dilution or enlargement of the Awards granted to, or available for, present or future Participants of this Plan. The number of shares reserved for issuance pursuant to Article III may be increased by the corresponding number of options or other benefits assumed, and, in the case of a substitution, by the net increase in the number of shares subject to options or other benefits before and after the substitution.

	                      ARTICLE XI

	           AMENDMENT AND TERMINATION OF PLAN

    11.1 GENERAL. The Board, without further approval of the Company's shareholders, may amend the Plan from time to time or terminate the Plan at any time, provided that:

     (a) no action authorized by this Article shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent; and

     (b) no amendment of the Plan shall, without the approval of the Company's shareholders, (i) increase the total number of shares of Common Stock that may be issued under the Plan or increase the amount or type of Awards that may be granted under the Plan; (ii) change the minimum purchase price, if any, of shares of Common Stock that may be made subject to Awards under the Plan; (iii) modify the requirements as to eligibility for an Award under the Plan; (iv) extend the term of the Plan; or (v) constitute a material revision of the Plan under the listing standards of the NYSE (or such other listing standards then applicable to the Company).


	                          ARTICLE XII

	                         MISCELLANEOUS

    12.1 UNFUNDED STATUS OF PLAN. It is intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Board or Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provides, however, that unless the Board or Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

    12.2 WITHHOLDING TAXES. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award or with respect to any exercise of any Option or Stock Appreciation Right granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company or other entity identified by the Board or Committee regarding the payment of any federal, state, local or foreign taxes of any kind required by law to be withheld. Such withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award or that is received upon the exercise of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an incentive stock option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

    12.3 NO GUARANTY OF EMPLOYMENT. Nothing herein shall be construed to constitute a contract of employment between the Company or Subsidiary and the Participant. Except as may be provided in a written contract, the Company or Subsidiary and each of the Participants continue to have the right to terminate the employment relationship at any time for any reason.

    12.4 CONTROLLING LAW. The Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company or a Subsidiary, including, without limitation, liability under Section 16(b) of the Exchange Act.

    12.5 HEADINGS. The headings contained in the Plan are for reference purposes only, and shall not affect the meaning or interpretation of the Plan.

    12.6 SEVERABILITY. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.


    12.7 SUCCESSORS AND ASSIGNS. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

    12.7 ENTIRE AGREEMENT. This Plan and any agreements governing the grant of Awards hereunder to any Participant constitute the entire agreement with respect to the subject matter hereof with respect to such Participant, provided that in the event of any inconsistency between the Plan and any such agreement(s), the terms and conditions of the Plan shall control.



                                   Appendix C

                             TWIN DISC, INCORPORATED
             2004 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

                                  ARTICLE I

                                  PURPOSE
     1.1 PURPOSE. The purpose of the Twin Disc, Incorporated 2004 Stock Incentive Plan for Non-Employee Directors (the "Directors' Plan" or "Plan") is to promote the financial interests of Twin Disc, Incorporated (the "Company") and its shareholders by providing non-employee members of the Company's Board of Directors (each a "Participant") the opportunity to acquire Common Stock of the Company ("Common Stock"), thereby assisting the Company in its efforts to attract and retain well qualified individuals to serve as directors and further aligning the interests of such directors with those of the Company's shareholders. Common Stock under the Plan will be made available to Participants as either options to purchase Common Stock ("Options") or Common Stock with certain imposed restrictions as defined herein ("Restricted Stock") collectively with Options, "Awards"). Options granted under the Directors' Plan are not intended to meet all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Directors' Plan shall be construed so as to carry out that intent.

                                ARTICLE 11

                         EFFECTIVE DATE AND TERM
     2.1 EFFECTIVE DATE. The Directors' Plan shall become effective on the date that it is approved by shareholders holding a majority of the outstanding shares of Common Stock of the Company (the "Effective Date").

     2.2 TERM. No Option may be granted or Restricted Stock awarded more than ten (10) years after the Effective Date.

     2.3 POST TERM ACTIVITY. Options granted within the term of the Plan as set forth in Section 2.2, subject to the all other terms and conditions of the Plan and the agreement(s) governing the grant of the Options, may be exercised, paid out, or modified more than ten years after the Effective Date. Restrictions on Restricted Stock may lapse more than ten
(10) years after the Effective Date.



                              ARTICLE III

                         STOCK SUBJECT TO PLAN

     3.1 MAXIMUM NUMBER. The maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan is 36,000 subject to the adjustments provided in Article XII, below. Such shares may be newly-issued shares, authorized but unissued shares or shares reacquired by the Company on the open market or otherwise.

     3.2 AVAILABILITY OF SHARES FOR AWARD. Shares of Common Stock that are subject to issuance pursuant to an Award may thereafter be subject to a new Award:

      (a) if the prior Award to which such shares were subject lapses, expires or terminates without the issuance of such shares; or

     (b) shares issued pursuant to an Award are reacquired by the Company pursuant to rights reserved by the Company upon the issuance of such shares; provided, that shares reacquired by the Company may only be subject to new Awards if the Participant received no benefit of ownership from the shares.

     Shares of Common Stock that are received by the Company in connection with the exercise of an Option, including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation, may be made subject to issuance pursuant to a later Option.

                                ARTICLE IV

                              ADMINISTRATION

     4.1 GENERAL ADMINISTRATION. The Company's Board of Directors (the "Board") will supervise and administer the Plan; provided, however, that the Board may appoint a committee (the "Committee") of two (2) or more directors to administer the Plan if deemed necessary or advisable in order to comply with the exemptive rule promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     4.2 POWERS. Grants of Options under the Plan and the amount, price and timing of the awards to be granted will be automatic as described in
Article VI. Awards of Restricted Stock under the Plan and the amount and timing of the awards will be automatic as described in Article IX. However, the Board or Committee shall have discretionary authority to determine all issues with respect to the interpretation of the Plan, Options granted under the Plan and Restricted Stock awarded under the Plan, and with respect to all Plan administration issues.

     4.3 SECTION 16 COMPLIANCE. Transactions under this Directors' Plan are intended to comply with all applicable conditions of the exemptive rules promulgated pursuant to Section 16(b) of the Exchange Act. To the extent any provision of the Directors' Plan or action of the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or Committee.




                                   ARTICLE V

                                  ELIGIBILITY
     5.1 ELIGIBILITY. All present or future directors of the Company who are not employees of the Company shall be eligible to participate in the Directors' Plan.

                                        ARTICLE VI

                                    GRANT OF OPTIONS

     6.1 AUTOMATIC GRANT. On each annual stockholders' meeting beginning in calendar year 2004, each eligible director who is elected or re-elected to the Board, and each eligible director who is continuing to serve on the Board, shall be granted Options to purchase 300 shares of Common Stock, and the grant date for such Options shall be the day of the annual stockholders' meeting.

     6.2 EXERCISE PRICE. The exercise price per share shall be the fair market value per share of Common Stock on the date the Option is granted. For this and all other purposes under the Plan, the fair market value shall be the closing price per share of Common Stock on the New York Stock Exchange ("NYSE") on the date of grant; provided, that if the Common Stock ceases to be listed on the NYSE, the Board or Committee shall designate an alternative method of determining the fair market value of the Common Stock.

     6.3 OPTION PERIOD. No Option granted under the Plan shall be exercisable unless and until shareholder approval of the Plan is obtained. Following such approval, Options may be exercised in whole at any time or in part from time to time. An Option shall not be exercisable more than ten years after the date it is granted, and will terminate no later than three years after termination of director status for any reason other than death.

     6.4 WRITTEN AGREEMENT. Each Option shall be evidenced by an appropriate written agreement, the form of which shall be consistent with the terms and conditions of the Plan and applicable law, which shall be signed by an officer of the Company and the Participant. A single written agreement may cover the grant of Options in subsequent or prior years.

                                   ARTICLE VII


                                PAYMENT FOR OPTIONS

     7.1 GENERAL. Payments required, if any, upon a Participant's exercise of an Option under the Plan may be made in the form of: (i) cash; (ii) Company stock; (iii) a combination of cash and Company stock; or (iv) such other forms or means that the Board or Committee shall determine in its discretion and in such manner as is consistent with the Plan's purpose and the Code, the Exchange Act, or other applicable laws or regulations.


                                    ARTICLE VIII

                        TRANSFERABILITY OF OPTIONS AND EFFECT OF
                       ARTICLE OF IXTERMINATION OF DIRECTOR STATUS

     8.1 GENERAL. Except as provided herein, no Option or interest therein shall be transferable by a Participant other than by will or by the laws of descent and distribution.

     8.2 EXERCISE UPON DEATH. In the event of the death of a Participant prior to termination of an Option held by such director, each such Option shall be exercisable to the extent provided therein, but not later than one year after the date of death (and not beyond the stated duration of the Option).
Any such exercise shall be made only:

     (a) By the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

     (b) To the extent, if any, that the deceased Participant was entitled to exercise such Option at the date of his death.

     8.3 TRANSFERABILITY OF OPTION DURING LIFETIME. Except as otherwise provided herein, every Option granted under the Plan to a Participant may be assigned or transferred by the Participant to or for the benefit of a member of the Participant's immediate family or to trusts created for their benefit and may thereafter be exercised pursuant to its terms by the person or entity to whom assigned; provided, however, that such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Options and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.

     8.4 FORFEITURE. Any unexpired and unexercised Options held by a Participant shall be immediately forfeited if the Participant is prohibited from serving on the Board by any court of competent jurisdiction or other government authority, or if, in the discretion of the Board or Committee, a Participant is no longer competent to serve on the Board due to the Participant's violation of state or federal securities law or other rule of the NYSE (or such other listing standards then applicable to the Company).

     8.5 RESALE LIMITATION. Shares of Common Stock issued upon exercise of Options under the Plan are subject to effective registration statements filed with the Securities and Exchange Commission and are freely transferable. However, any sale of shares acquired through the exercise of Options by a director must be made pursuant to an effective registration statement under the Securities Act of 1933, as amended, or under an applicable exemption from registration (such as SEC Rule 144). Any such sale be reported to the SEC in accordance with the applicable provisions of Section 16 of the Exchange Act and rules promulgated thereunder.

                              ARTICLE IX

                       AWARD OF RESTRICTED STOCK

     9.1 AUTOMATIC AWARD. On each annual Shareholders' meeting beginning in calendar year 2004, each eligible director who is elected or re-elected to the Board, and each eligible director who is continuing to serve on the Board, shall be awarded 300 shares of Common Stock with the transferability restrictions set forth in Article X ("Restricted Stock"), and the award date for such Restricted Stock awarded shall be the day of the annual Shareholders' meeting.

     9.2 WRITTEN AGREEMENT. Each Restricted Stock award shall be evidenced by an appropriate written agreement, the form of which shall be consistent with the terms and conditions of the Plan and applicable law, which shall be signed by an officer of the Company and the Participant. A single written agreement may cover the award of Restricted Stock in subsequent or prior years.

     9.3 RIGHTS OF HOLDER OR RESTRICTED STOCK. Except for the restrictions on transfer and risk of forfeiture, the Participant shall have, with respect to shares of Restricted Stock, all of the rights of a shareholder of Common Stock, including, if applicable, the right to vote the shares and the right to receive any cash or stock dividends. Unless otherwise determined by the Board or Committee and subject to the terms of the Plan, cash or stock dividends on shares of Restricted Stock shall be payable to the Participant as they are paid by the Company, even if the restrictions on the shares to which such dividends relate have not yet lapsed. Cash dividends, if deferred, shall be paid with an appropriate rate of interest, as determined by the Board or Committee.

                                   ARTICLE X

                     TRANSFERABILITY OF RESTRICTED STOCK

    10.1 TRANSFERABILITY RESTRICTION. Except as otherwise provided for in this Article X, for a period of three (3) years from the date of award, the Restricted Stock shall not be subject to sale, assignment, pledge or other transfer of disposition by the Participant, except by reason of an exchange or conversion of such shares because of merger, consolidation, reorganization or other corporate action. Any shares into which the Restricted Stock may be converted or for which the Restricted Stock may be exchanged in a merger, consolidation, reorganization or other corporate action shall be subject to the same transferability restrictions as the Restricted Stock.

    10.2 RELEASE OF THE TRANSFERABILITY RESTRICTION. One-third (1/3) of the Restricted Stock awarded on a particular date shall become freely transferable on each of the subsequent three (3) anniversaries of the date of award:
     Example: If a Restricted Stock award of 90 shares is made on January 1, 2004, 30 shares of that award become freely transferable on January 1, 2005, another 30 shares of that award become freely transferable on January 1, 2006 and the final 30 shares of that award become freely transferable on January 1, 2007.



    10.3 TRANSFERABILITY OF RESTRICTED STOCK UPON DEATH OR VOLUNTARY RETIREMENT. Subject to the forfeiture provisions set forth in Article XI, all Restricted Stock held by a Participant shall become freely transferable upon the death of the Participant or the Participant's voluntary retirement from the Board.

    10.4 RESALE LIMITATION. Restricted Stock awarded under the Plan is subject to effective registration statements filed with the Securities and Exchange Commission and is freely transferable, except as provided in this
Article X. However, any sale of Restricted Stock by a director must be made pursuant to an effective registration statement under the Securities Act of 1933, as amended, or under an applicable exemption from registration (such as SEC Rule 144). Any such sale be reported to the SEC in accordance with the applicable provisions of Section 16 of the Exchange Act and rules promulgated thereunder.

                                  ARTICLE XI

                          FORFEITURE OF RESTRICTED STOCK

    11.1 GENERAL. Any Restricted Stock held by a Participant that remains subject to the transfer restrictions set forth in Section 10.2 shall be immediately forfeited if the Participant:

     (a) is recommended by the Company to be re-elected to the Board and fails to be re-elected by the shareholders of the Company to the Board in that election; or

     (b) is prohibited from serving on the Board by any court of competent jurisdiction or other government authority, or in the discretion of the Board or Committee is no longer competent to serve on the Board due to the Participant's violation of state or federal securities law or other rule of the NYSE (or such other listing standards then applicable to the Company).

                                     ARTICLE XII

                                 ADJUSTMENT PROVISIONS
    12.1 CHANGES IN CAPITALIZATION. If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (by stock dividends, stock splits, split-up, spin-off, or similar transactions), the total number of shares reserved for issuance under this Plan and the number of shares subject to each outstanding Option shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Option shall not be changed.

    12.2 REORGANIZATION, SALE,ETC. Options granted hereunder may also contain provisions for their continuation, acceleration, immediate vesting, or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, dissolution, liquidation or similar circumstances.

                                 ARTICLE XIII

                         AMENDMENT AND TERMINATION OF PLAN
    13.1 GENERAL. The Board, without further approval of the Company's shareholders, may amend the Plan from time to time or terminate the Plan at any time, provided that:

     (a) no action authorized by this Article shall reduce the amount of any existing Option or Restricted Stock award or change the terms and conditions thereof without the Participant's consent; and

     (b) no amendment of the Plan shall, without the approval of the Company's shareholders, (i) increase the total number of shares of Common Stock that may be issued under the Plan or increase the amount or type of Option that may be granted under the Plan or increase the amount of Restricted Stock that may be awarded under the Plan; (ii) change the minimum purchase price, if any, of shares of Common Stock that may be made subject to Options under the Plan;
             (iii) modify the requirements as to eligibility for an Option under the Plan; (iv) extend the term of the Plan; or (v) constitute a material revision of the Plan under the listing standards of the NYSE (or such other listing standards then applicable to the Company).

                                           ARTICLE XIV

                                          MISCELLANEOUS
    14.1 WITHHOLDING TAXES. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to the award of Restricted Stock or the exercise of any Option granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company or other entity identified by the Board or Committee regarding the payment of any federal, state, local or foreign taxes of any kind required by law to be withheld.
Such withholding obligations may be settled with Common Stock, including Common Stock that is received upon the exercise of the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

    14.2 TENURE. A Participant's right, if any, to continue to serve the Company as a director shall not be enlarged or otherwise affected by his designation as a Participant under the Directors' Plan.

    14.3     CONTROLLING LAW.  The Plan, all Options granted, all
Restricted Stock awarded and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company or a Subsidiary, including, without limitation, liability under Section 16(b) of the Exchange Act.

    14.4 HEADINGS. The headings contained in the Plan are for reference purposes only, and shall not affect the meaning or interpretation of the Plan.

    14.5 SEVERABILITY. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.


    14.6 SUCCESSORS AND ASSIGNS. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

    14.7 ENTIRE AGREEMENT. This Plan and any agreements governing the grant of Options or Restricted Stock awards hereunder to any Participant constitutes the entire agreement with respect to the subject matter hereof with respect to such Participant, provided that in the event of any inconsistency between the Plan and any such agreement(s), the terms and conditions of the Plan shall control.

                                       APPENDIX D

                                TWIN DISC, INCORPORATED
                                  2004 PROXY CARD

              TWIN DISC, INCORPORATED - ANNUAL MEETING - OCTOBER 15, 2004

        This Proxy appointment is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Michael E. Batten, David B. Rayburn and George E. Wardeberg and each or any of then (with full power to act without the others) attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Common Stock of Twin Disc, Incorporated to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Twin Disc, Incorporated, to be held
October 15, 2004 at 2:00 o'clock P.M. at the Corporate Offices, 1328 Racine Street, Racine, Wisconsin or any adjournments there of upon the following matters.

                DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED



                  TWIN DISC, INCORPORATED 2004 ANNUAL MEETING

           The Board of Directors recommends votes FOR items 1,2,3 and 4

1.  ELECTION OF DIRECTORS          1.  John H. Bat
                                   2.  John A. Mellowes
                                   3.  Harold M. Stratton II

  	FOR all nominees                WITHHOLD
 	  listed above                 AUTHORITY
	(except as specified         to vote for all nominees
             below)                       listed above


(Instructions: To withhold authority to vote for any indicated nominee, write the number(s)of the nominee(s) in the box provided to the right.)


2.  Approval of the Twin Disc, Incorporated, 2004 Stock Incentive Plan.
               FOR               AGAINST               ABSTAIN

3.  Approval of the Twin 2004 Stock Incentive Plan for Non-Employee Directors.
               FOR               AGAINST               ABSTAIN

4.  In their discretion, upon such other matters as may come before the meeting
               FOR               AGAINST               ABSTAIN





Address Change			Date________________________________
Mark Box
Indicate changes below:
Signature(s) in Box
                             Unless otherwise directed, this proxy
                             appointment will be voted in favor of the election of such directors and in other respects as recommended by the Directors.
                       NOTE: Please sign exactly as name appears hereon.